                                                                    EXHIBIT 10.7

================================================================================


                               LOUDCLOUD, INC.,

                                   as Issuer

                                      and

                      STATE STREET BANK AND TRUST COMPANY
                              OF CALIFORNIA, N.A.




                              __________________


                                   Indenture

                         Dated as of February 9, 2000

                              __________________


                      13% Senior Discount Notes due 2005


================================================================================

                             CROSS-REFERENCE TABLE
                             ---------------------

TIA Sections                                                             Indenture Sections
------------                                                             ------------------
(S) 310(a)(1)...........................................................        6.10
       (a)(2)...........................................................        6.10
       (b)..............................................................        6.08
(S) 313(c)..............................................................        6.06; 9.02
(S) 314(a)..............................................................        3.17; 9.02
       (a)(4)...........................................................        3.16; 9.02
       (c)(1)...........................................................        9.03
       (c)(2)...........................................................        9.03
       (e)..............................................................        9.04
(S) 315(b)..............................................................        6.05; 9.02
(S) 316(a)(1)(A)........................................................        5.05
       (a)(1)(B)........................................................        5.04
       (b)..............................................................        5.07
(S) 317(a)(1)...........................................................        5.08
       (a)(2)...........................................................        5.09
(S) 318(a)..............................................................        9.01
       (c)..............................................................        9.01


Note: The Cross-Reference Table shall not for any purpose be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                  Page
                                                                                                                  ----

         RECITALS OF THE COMPANY..................................................................................  1

                                       ARTICLE ONE DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.01.  Definitions...............................................................................  1
         SECTION 1.02.  Incorporation by Reference of Trust Indenture Act......................................... 28
         SECTION 1.03.  Rules of Construction..................................................................... 28

                                                       ARTICLE TWO THE NOTES

         SECTION 2.01.  Form and Dating........................................................................... 29
         SECTION 2.02.  Restrictive Legends....................................................................... 30
         SECTION 2.03.  Execution, Authentication and Denominations............................................... 32
         SECTION 2.04.  Registrar and Paying Agent................................................................ 33
         SECTION 2.05.  Paying Agent to Hold Money in Trust....................................................... 34
         SECTION 2.06.  Transfer and Exchange..................................................................... 34
         SECTION 2.07.  Book-Entry Provisions for Global Notes.................................................... 35
         SECTION 2.08.  Special Transfer Provisions............................................................... 37
         SECTION 2.09.  Replacement Notes......................................................................... 40
         SECTION 2.10.  Outstanding Notes......................................................................... 40
         SECTION 2.11.  Temporary Notes........................................................................... 41
         SECTION 2.12.  Cancellation.............................................................................. 41
         SECTION 2.13.  CUSIP Numbers............................................................................. 41
         SECTION 2.14.  Defaulted Interest........................................................................ 41
         SECTION 2.15.  Issuance of Additional Notes.............................................................. 42

                                                      ARTICLE THREE COVENANTS

         SECTION 3.01.  Payment of Notes.......................................................................... 42
         SECTION 3.02.  Maintenance of Office or Agency........................................................... 42
         SECTION 3.03.  Limitation on Indebtedness................................................................ 43
         SECTION 3.04.  Limitation on Restricted Payments......................................................... 46
         SECTION 3.05.  Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries... 50
         SECTION 3.07.  Limitation on Issuances of Guarantees by Restricted Subsidiaries.......................... 53

_________________

Note: The Table of Contents shall not for any purposes be deemed to be a part of the Indenture.

         SECTION 3.08.  Limitation on Transactions with Stockholders and Affiliates...............53
                        -----------------------------------------------------------
         SECTION 3.09.  Limitation on Liens.......................................................55
                        -------------------
         SECTION 3.10.  Limitation on Asset Sales.................................................56
                        -------------------------
         SECTION 3.11.  Repurchase of Notes upon a Change of Control..............................57
                        --------------------------------------------
         SECTION 3.13.  Existence.................................................................57
                        ---------
         SECTION 3.14.  Payment of Taxes and Other Claims.........................................58
                        ---------------------------------
         SECTION 3.15.  Maintenance of Properties and Insurance...................................58
                        ---------------------------------------
         SECTION 3.16.  Notice of Defaults........................................................58
                        ------------------
         SECTION 3.17.  Compliance Certificates...................................................59
                        -----------------------
         SECTION 3.18.  Commission Reports and Reports to Holders.................................59
                        -----------------------------------------
         SECTION 3.19.  Waiver of Stay, Extension or Usury Laws...................................60
                        ---------------------------------------
         SECTION 3.20.  Limitation on Sale-Leaseback Transactions.................................60
                        -----------------------------------------
         SECTION 3.21.  Calculation of Original Issue Discount....................................61
                        --------------------------------------
         SECTION 3.22.  Payment of Additional Interest............................................61
                        ------------------------------

                                                  ARTICLE FOUR
                                             SUCCESSOR CORPORATION

         SECTION 4.01.  When Company May Merge, Etc...............................................62
                        ---------------------------
         SECTION 4.02.  Successor Substituted.....................................................63
                        ---------------------

                                                   ARTICLE FIVE
                                               DEFAULT AND REMEDIES

         SECTION 5.01.  Events of Default.........................................................63
                        -----------------
         SECTION 5.02.  Acceleration..............................................................65
                        ------------
         SECTION 5.03.  Other Remedies............................................................65
                        --------------
         SECTION 5.04.  Waiver of Past Defaults...................................................66
                        -----------------------
         SECTION 5.05.  Control by Majority.......................................................66
                        -------------------
         SECTION 5.06.  Limitation on Suits.......................................................66
                        -------------------
         SECTION 5.07.  Rights of Holders to Receive Payment......................................67
                        ------------------------------------
         SECTION 5.08.  Collection Suit by Trustee................................................67
                        --------------------------
         SECTION 5.09.  Trustee May File Proofs of Claim..........................................67
                        --------------------------------
         SECTION 5.10.  Priorities................................................................68
                        ----------
         SECTION 5.11.  Undertaking for Costs.....................................................68
                        ---------------------
         SECTION 5.12.  Restoration of Rights and Remedies........................................68
                        ----------------------------------
         SECTION 5.13.  Rights and Remedies Cumulative............................................68
                        ------------------------------
         SECTION 5.14.  Delay or Omission Not Waiver..............................................69
                        ----------------------------

                                                   ARTICLE SIX
                                                     TRUSTEE

         SECTION 6.01.  General.............................................69
                        -------
         SECTION 6.02.  Certain Rights of Trustee...........................69
                        -------------------------
         SECTION 6.03.  Individual Rights of Trustee........................70
                        ----------------------------
         SECTION 6.04.  Trustee's Disclaimer................................70
                        --------------------
         SECTION 6.05.  Notice of Default...................................70
                        -----------------
         SECTION 6.06.  Reports by Trustee to Holders.......................71
                        -----------------------------
         SECTION 6.07.  Compensation and Indemnity..........................71
                        --------------------------
         SECTION 6.08.  Replacement of Trustee..............................72
                        ----------------------
         SECTION 6.09.  Successor Trustee by Merger, Etc....................73
                        --------------------------------
         SECTION 6.10.  Eligibility.........................................73
                        -----------
         SECTION 6.11.  Money Held in Trust.................................73
                        -------------------
         SECTION 6.12.  Withholding Taxes...................................73
                        -----------------

                                        ARTICLE SEVEN
                                    DISCHARGE OF INDENTURE

         SECTION 7.01.  Termination of Company's Obligations................73
                        ------------------------------------
         SECTION 7.02.  Defeasance and Discharge of Indenture...............74
                        -------------------------------------
         SECTION 7.03.  Defeasance of Certain Obligations...................76
                        ---------------------------------
         SECTION 7.04.  Application of Trust Money..........................78
                        --------------------------
         SECTION 7.05.  Repayment to Company................................78
                        --------------------
         SECTION 7.06.  Reinstatement.......................................79
                        -------------

                                        ARTICLE EIGHT
                             AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 8.01.  Without Consent of Holders..........................79
                        --------------------------
         SECTION 8.02.  With Consent of Holders.............................80
                        -----------------------
         SECTION 8.03.  Revocation and Effect of Consent....................81
                        --------------------------------
         SECTION 8.04.  Notation on or Exchange of Notes....................82
                        --------------------------------
         SECTION 8.05.  Trustee to Sign Amendments, Etc.....................82
                        -------------------------------
         SECTION 8.06.  Conformity with Trust Indenture Act.................82
                        -----------------------------------

                                        ARTICLE NINE
                                       MISCELLANEOUS

         SECTION 9.01.  Trust Indenture Act of 1939.........................82
                        ---------------------------
         SECTION 9.02.  Notices.............................................82
                        -------
         SECTION 9.03.  Certificate and Opinion as to Conditions Precedent..83
                        --------------------------------------------------
         SECTION 9.04.  Statements Required in Certificate..................84
                        ----------------------------------
         SECTION 9.05.  Rules by Trustee, Paying Agent or Registrar.........84
                        -------------------------------------------
         SECTION 9.06.  Payment Date Other Than a Business Day..............84
                        --------------------------------------
         SECTION 9.07.  Governing Law.......................................84
                        -------------

         SECTION 9.08.  No Adverse Interpretation of Other Agreements.......84
                        ---------------------------------------------
         SECTION 9.09.  No Recourse Against Others..........................85
                        --------------------------
         SECTION 9.10.  Successors..........................................85
                        ----------
         SECTION 9.11.  Duplicate Originals.................................85
                        -------------------
         SECTION 9.12.  Separability........................................85
                        ------------
         SECTION 9.13.  Table of Contents, Headings, Etc....................85
                        --------------------------------

                                        ARTICLE TEN
                                         REDEMPTION

         SECTION 10.01.  Right of Redemption................................85
                         -------------------
         SECTION 10.02.  Notices to Trustee.................................86
                         ------------------
         SECTION 10.03. [Reserved]..........................................86
         SECTION 10.04.  Notice of Redemption...............................86
                         --------------------
         SECTION 10.05.  Effect of Notice of Redemption.....................87
                         ------------------------------
         SECTION 10.06.  Deposit of Redemption Price........................87
                         ---------------------------
         SECTION 10.07.  Payment of Notes Called for Redemption.............87
                         --------------------------------------

               INDENTURE, dated as of February 9, 2000, between LOUDCLOUD, INC., a Delaware corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY
                             -------
OF CALIFORNIA, N.A., a national banking association (the "Trustee").


                            RECITALS OF THE COMPANY

               The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance initially of up to $66,000,000 aggregate principal amount at maturity of the Company's 13% Senior Discount Notes due 2005 (the "Notes") issuable as provided in this Indenture. The Company
                     -----
has agreed to issue and sell a total of 66,000 Units (the "Units"), each of
                                                           -----
which consists of one Note and one warrant (each a "Warrant"), each Warrant
                                                    -------
entitling the holder thereof to purchase 35.39448485 shares of Common Stock, par value $0.001 per share, of the Company. The Notes and Warrants included in each Unit will become separately transferable upon the earliest to occur of (i) the date that is six months following the Closing Date, (ii) the commencement of the Exchange Offer pursuant to the Notes Registration Rights Agreement, (iii) the date the Shelf Registration Statement (as defined herein) is declared effective,
(iv) a Redemption Date or (v) such date as determined by Morgan Stanley & Co. Incorporated in its sole discretion (the "Separation Date"). All things
                                          ---------------
necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done, and the Company has done all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company as hereinafter provided.

               This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be a part of and to govern indentures qualified under the Trust Indenture Act of 1939, as amended.

                     AND THIS INDENTURE FURTHER WITNESSETH

               For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows.


                                  ARTICLE ONE
                  DEFINITIONS AND INCORPORATION BY REFERENCE

               SECTION 1.01.  Definitions.
                              -----------

               "Accreted Value" means, for any Specified Date, the amount provided below for each $1,000 principal amount at maturity of Notes:

          (i) if the Specified Date occurs on one of the following dates (each, a "Semi-Annual Accrual Date"), the Accreted Value will equal the
               ------------------------
     amount set forth below for such Semi-Annual Accrual Date:


                      Semi-Annual              Accreted
                     Accrual Date                Value


                   August 15, 2000              $729.88

                   February 15, 2001            $777.32

                   August 15, 2001              $827.84

                   February 15, 2002            $881.65

                   August 15, 2002              $938.96

                   February 15, 2003          $1,000.00



          (ii) if the Specified Date occurs before the first Semi-Annual Accrual Date, the Accreted Value will equal the sum of (a) $683.89 and (b) an amount equal to the product of (1) the Accreted Value for the first Semi-Annual Accrual Date less $683.89 multiplied by (2) a fraction, the numerator of which is the number of days from the Closing Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is the number of days from the Closing Date to the first Semi-Annual Accrual Date, using a 360-day year of twelve 30-day months;

          (iii) if the Specified Date occurs between two Semi-Annual Accrual Dates, the Accreted Value will equal the sum of (a) the Accreted Value for the Semi-Annual Accrual Date immediately preceding such Specified Date and
     (b) an amount equal to the product of (1) the Accreted Value for the immediately following Semi-Annual Accrual Date less the Accreted Value for the immediately preceding Semi-Annual Accrual Date multiplied by (2) a fraction, the numerator of which is the number of days from the immediately preceding Semi-Annual Accrual Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; or

          (iv) if the Specified Date occurs after the last Semi-Annual Accrual Date, the Accreted Value will equal $1,000.

          "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with an Asset Acquisition and not Incurred in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary or such Asset Acquisition.

          "Adjusted Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded therefrom (without duplication):

          (i) the net income (or loss) of any Person that is not a Restricted Subsidiary, except, to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such Person during such period;

          (ii) the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any of its Restricted Subsidiaries or all or substantially all of the property and assets of such Person are acquired by the Company or any of its Restricted Subsidiaries;

          (iii) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary;

          (iv) any gains or losses (on an after-tax basis) attributable to sales of assets outside the ordinary course of business;

          (v) except for purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (C) of the first paragraph of
     Section 3.04, any amount paid or accrued as dividends on Preferred Stock of the Company or any Restricted Subsidiary owned by Persons other than the Company and any of its Restricted Subsidiaries;

          (vi)   all extraordinary gains and extraordinary losses;

          (vii) any compensation expense paid or payable solely with Capital Stock (other than Disqualified Stock) of the Company or any options, warrants or other rights to acquire Capital Stock (other than Disqualified Stock) of the Company;

          (viii) the cumulative effect of a change in accounting principles since the Closing Date; and

          (ix) the tax effect of any of the items described in clauses (i) through (viii) above.

          "Adjusted Consolidated Net Tangible Assets" means the total amount of assets of the Company and its Restricted Subsidiaries (to the extent not already taken into account, less applicable depreciation, amortization and other valuation reserves), except to the extent resulting from write-ups of capital assets (excluding write-ups in connection with accounting for acquisitions and write-ups under Financial Accounting Standards No. 115 in conformity with GAAP), after deducting therefrom (i) all current liabilities of the Company and its Restricted Subsidiaries (excluding intercompany items) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries, prepared in conformity with GAAP and filed with the Commission or provided to the Trustee pursuant to Section 3.18.

          "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" means any Registrar, Paying Agent, authenticating agent or co-Registrar.

          "Agent Members" has the meaning provided in Section 2.07(a).

          "Applicable Premium" means, with respect to a Note at any Redemption Date, the greater of (i) 1.0% of the Accreted Value of such Note on such Redemption Date and (ii) the excess of (A) the present value at such Redemption Date of (x) the principal amount at the Stated Maturity of the Notes plus (y) all required remaining scheduled interest payments due on such Note through the Stated Maturity of the Notes, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (B) the Accreted Value of such Note on such Redemption Date. Calculation of the Applicable Premium shall be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided that such calculation shall not be a duty or obligation of the Trustee. The Company shall cause notice of the Applicable Premium to be delivered in writing to the Trustee.

          "Asset Acquisition" means (i) an investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries; provided that such Person's primary business is related, ancillary or complementary to the businesses of the Company and its Restricted Subsidiaries on the date of such investment (ii) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any Person other than the Company or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person; provided that the property and assets acquired are related, ancillary or complementary to the businesses of the Company and its Restricted Subsidiaries on the date of such acquisition.

          "Asset Disposition" means the sale or other disposition by the Company or any of its Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary) of (i) all or substantially all of the Capital Stock of any Restricted Subsidiary or (ii) all or substantially all of the assets that constitute a division or line of business of the Company or any of its Restricted Subsidiaries.

          "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation or sale-leaseback transaction, or by way of any loss of or damage to, or any condemnation or other taking of, property for which the Company or any Restricted Subsidiary receives insurance proceeds, or proceeds of a condemnation award or other compensation) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries to any Person other than the Company or any of its Restricted Subsidiaries of:

          (i)    all or any of the Capital Stock of any Restricted Subsidiary;

          (ii) all or substantially all of the property and assets of an operating unit or business of the Company or any of its Restricted Subsidiaries; or

          (iii) any other property and assets of the Company or any of its Restricted Subsidiaries outside the ordinary course of business of the Company or such Restricted Subsidiary and, in each case, that is not governed by the provisions of Article Four; provided that "Asset Sale" shall not include (a) sales or other dispositions of inventory, receivables and other current assets, (b) sales, transfers or other dispositions of assets constituting a Permitted Investment or a Restricted Payment permitted to be made under Section 3.04, (c) sales, transfers or other dispositions of assets with a fair market value not in excess of $2 million in any transaction or series of related transactions, (d) the grant of any Lien permitted under this Indenture, (e) dispositions of obsolete equipment, (f) sales or other dispositions of assets for consideration at least equal to the fair market value of the assets sold or disposed of, to the extent that the consideration received would constitute property or assets of the kind described in clause (B) of the second paragraph of Section 3.10, or (g) sale-leaseback transactions permitted to be made under Section 3.20.

                  "Average Life" means, at any date of determination with respect to any debt security, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from such date of determination to the dates of each successive scheduled principal payment of such debt security and
(b) the amount of such principal payment by (ii) the sum of all such principal payments.

                  "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of such Board of Directors.

                  "Board Resolution" means a copy of a resolution, certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York, or in the city of the Corporate Trust Office of the Trustee, are authorized by law to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests (including limited liability company interests and partnership interests), participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Closing Date or issued thereafter, including, without limitation, all Common Stock and Preferred Stock.

                  "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

                  "Capitalized Lease Obligations" means the discounted present value of the rental obligations under a Capitalized Lease.

                  "Change of Control" means the occurrence of one or more of the following events:

                  (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any "person" or "group" (as defined in Sections 13(d) and 14(d)(2) of the Exchange Act);

                  (ii) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture);

                  (iii) any "person" or "group", as defined in Sections 13(d) and 14(d)(2) of the Exchange Act (other than one or more Permitted Holders), shall become the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Voting Stock of the Company or any successor to all or substantially all of its assets; or

                  (iv) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

                  "Closing Date" means the date on which the Notes are originally issued under this Indenture.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

                  "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of such common stock.

                  "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to Article Four of this Indenture and thereafter means the successor.

                  "Company Order" means a written request or order signed in the name of the Company (i) by its Chairman, a Vice Chairman, its President or a Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

                  "Consolidated EBITDA" means, for any period, Adjusted Consolidated Net Income for such period plus, to the extent such amount was deducted in calculating such Adjusted Consolidated Net Income, (i) Consolidated Interest Expense, (ii) Consolidated Income

Tax Expense, (iii) depreciation expense, (iv) amortization expense and (v) all other non-cash items to the extent they reduce Adjusted Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made), less all non-cash items to the extent they increase Adjusted Consolidated Net Income (including the partial or entire reversal of reserves taken in prior periods), all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in accordance with GAAP; provided that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of the Adjusted Consolidated Net Income attributable to such Restricted Subsidiary multiplied by (B) the percentage ownership interest in the income of such Restricted Subsidiary not owned on the last day of such period by the Company or any of its Restricted Subsidiaries.

                  "Consolidated Fixed Charges" means, with respect to the Company and its Restricted Subsidiaries for any period, the sum of:

                  (1)   Consolidated Interest Expense, plus

                  (2) the product of (x) all dividend payments on any series of Preferred Stock of the Company and its Restricted Subsidiaries (other than dividends paid in Capital Stock other than Disqualified Stock) paid or required to be paid or accrued during such period times
         (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, plus

                  (3)   Consolidated Income Tax Expense, plus

                  (4) one-third of the rental expense with respect to operating leases.

                  "Consolidated Income Tax Expense" for any period means the consolidated provision for income taxes of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" means, for any period, the aggregate amount of interest in respect of Indebtedness (including, without limitation, amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; the net costs associated with Interest Rate Agreements; and Indebtedness that is Guaranteed or secured by the Company or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by the Company and its Restricted Subsidiaries during such period; excluding, however, (i) any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof) and (ii) any premiums, fees and expenses (and any amortization thereof) payable in connection with the offering of the Units, all as determined on a consolidated basis (without taking into account Unrestricted Subsidiaries) in conformity with GAAP.

                  "Consolidated Leverage Ratio" means, on any Transaction Date, the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis outstanding on such Transaction Date to (ii) four times the aggregate amount of Consolidated EBITDA for the then most recent fiscal quarter for which financial statements of the Company have been filed with the Commission or provided to the Trustee pursuant to Section
3.18 (such fiscal quarter period being the "Quarter"); provided that, in making the foregoing calculation, (A) pro forma effect shall be given to any Indebtedness to be Incurred or repaid on the Transaction Date; (B) pro forma effect shall be given to Asset Dispositions and Asset Acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that occur from the beginning of the Quarter through the Transaction Date (the "Reference Period"), as if they had occurred and such proceeds had been applied on the first day of such Reference Period; and (C) pro forma effect shall be given to asset dispositions and asset acquisitions (including giving pro forma effect to the application of proceeds of any asset disposition) that have been made by any Person that has become a Restricted Subsidiary or has been merged with or into the Company or any Restricted Subsidiary during such Reference Period and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such asset dispositions or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such Reference Period; provided that to the extent that clause (B) or (C) of this sentence requires that pro forma effect be given to an Asset Acquisition or Asset Disposition, such pro forma calculation shall be based upon the full fiscal quarter immediately preceding the Transaction Date of the Person, or division or line of business of the Person, that is acquired or disposed of for which financial information is available.

                  "Consolidated Net Worth" means, at any date of determination, consolidated stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation, and which shall not take into account Unrestricted Subsidiaries), less any amounts attributable to Disqualified Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Restricted Subsidiaries, each item to be determined in conformity with

GAAP (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at State Street Bank and Trust Company of California, N.A., 633 West 5th Street, 12th Floor, Los Angeles, CA 90071, Attention: Corporate Trust Administration (Loudcloud, Inc. 13% Senior Discount Notes due 2005).

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means The Depository Trust Company, its nominees, and their respective successors.

                  "Disqualified Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Notes, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Notes or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Notes; provided that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Notes shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not materially more favorable to the holders of such Capital Stock than the provisions contained in Section 3.10 and Section 3.11 and such Capital Stock, and the agreements or instruments governing the redemption rights thereof, specifically provide that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to Section 3.10 and Section 3.11.

                  "Event of Default" has the meaning provided in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Notes" means any securities of the Company containing terms identical to the Notes (except that such Exchange Notes shall be registered under the Securities

Act) that are issued and exchanged for the Notes pursuant to the Notes Registration Rights Agreement and this Indenture.

                  "Excess Proceeds" has the meaning provided in Section 3.10.

                  "fair market value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors, whose determination shall be conclusive if evidenced by a Board Resolution.

                  "Foreign Subsidiary" means any Restricted Subsidiary that is an entity which is controlled foreign corporation under Section 957 of the Internal Revenue Code.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Closing Date, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations contained or referred to in this Indenture shall be computed in conformity with GAAP applied on a consistent basis, except that calculations made for purposes of determining compliance with the terms of the covenants and with other provisions of this Indenture shall be made without giving effect to (i) the amortization of any expenses incurred in connection with the offering of the Units and (ii) except as otherwise provided, the amortization of any amounts required or permitted by Accounting Principles Board Opinion Nos. 16 and 17.

                  "Global Notes" has the meaning provided in Section 2.01.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services (unless such purchase arrangements are on arm's-length terms and are entered into in the ordinary course of business), to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guaranteed Indebtedness" has the meaning provided in Section 3.07.

                  "Holder" or "Noteholder" means the registered holder of any Note.

                  "Incur" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including an "Incurrence" of Acquired Indebtedness; provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

                  "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto, but excluding obligations with respect to letters of credit (including trade letters of credit) securing obligations (other than obligations described in (i) or (ii) above or (v), (vi) or (vii) below) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than 12 months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except Trade Payables, (v) all Capitalized Lease Obligations of such Person, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness, (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person and (viii) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements, except if such agreements (a) are designed solely to protect the Company or its Restricted Subsidiaries against fluctuations in foreign currency exchange rates or interest rates and (b) do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided (A) that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at the time of its issuance as determined in conformity with GAAP, (B) that money borrowed and set aside at the time of the Incurrence of any Indebtedness in order to prefund the payment of the interest on such Indebtedness shall not be deemed to be "Indebtedness" so long as such money is held to secure the payment of such interest, (C) that Indebtedness shall not include any liability for federal, state, local or other taxes and (D) that Indebtedness shall not include any liability in respect of worker's compensation, performance, surety, appeal or similar bonds, completion or similar guarantees arising in the ordinary course of business.

                  "Indenture" means this Indenture as originally executed or as it may be amended or supplemented from time to time by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Interest Payment Date" means each semiannual interest payment date on February 15 and August 15, of each year, commencing August 15, 2003.

                  "Interest Rate Agreement" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, option or future contract or other similar agreement or arrangement.

                  "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person and shall include (i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (ii) the retention of the Capital Stock (or any other Investment) by the Company or any of its Restricted Subsidiaries, of (or in) any Person that has ceased to be a Restricted Subsidiary, including without limitation, by reason of any transaction permitted by clause (iii) of Section 3.06. For purposes of the definition of "Unrestricted Subsidiary" and Section 3.04, (a) the amount of or a reduction in an Investment shall be equal to the fair market value thereof at the time such Investment is made or reduced and (b) in the event the Company or a Restricted Subsidiary makes an Investment by transferring assets to any Person and as part of such transaction receives Net Cash Proceeds, the amount of such Investment shall be the fair market value of the assets less the amount of Net Cash Proceeds so received.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest).

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Net Cash Proceeds" means (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of (i) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale, (iv) amounts required to be paid to any Person (other than the Company or any of its Restricted Subsidiaries) owning a beneficial interest in the assets or properties the subject of such Asset Sale, and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorney's fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

                  "Notes" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Notes" shall include the Notes initially issued on the Closing Date, any Exchange Notes to be issued and exchanged for any Notes pursuant to the Notes Registration Rights Agreement and this Indenture and any other Notes issued after the Closing Date under this Indenture. For purposes of this Indenture, all Notes shall vote together as one series of Notes under this Indenture.

                  "Notes Registration Rights Agreement" means the Notes Registration Rights Agreement, dated as of the Closing Date, among the Company and State Street Bank and Trust Company of California, N.A. as Trustee on behalf of the holders of the Notes and certain permitted assigns specified therein.

          "Offer to Purchase" means an offer to purchase Notes by the Company from the Holders commenced by mailing a notice to the Trustee and each Holder stating, in addition to any CUSIP, CINS of ISIN number required by Section 2.13:

          (i) the covenant pursuant to which the offer is being made and that all Notes validly tendered will be accepted for payment on a pro rata basis;

          (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Payment Date");

          (iii) that any Note not tendered will continue to accrue interest (or original issue discount) pursuant to its terms;

          (iv) that, unless the Company defaults in the payment of the purchase price, any Note accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest (or original issue discount) on and after the Payment Date;

          (v) that Holders electing to have a Note purchased pursuant to the Offer to Purchase will be required to surrender the Note, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date;

          (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount at maturity of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and

          (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount at maturity of $1,000 or an integral multiple thereof.


On the Payment Date, the Company shall (i) accept for payment on a pro rata basis Notes or portions thereof tendered pursuant to an Offer to Purchase; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Notes or portions thereof so accepted together with an Officers' Certificate specifying the Notes or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Note equal in principal amount at maturity to any unpurchased portion of the Note surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount at maturity of $1,000 or an integral multiple thereof. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase Notes pursuant to an Offer to Purchase.

          "Officer" means, with respect to the Company, (i) the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, and (ii) the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary.

          "Officers' Certificate" means a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause
(ii) of the definition thereof, or by two Officers listed in clause (i) of the definition thereof. Each Officers' Certificate (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include the statements provided for in TIA Section 314(e).

          "Offshore Global Note" has the meaning provided in Section 2.01.

          "Offshore Physical Notes" has the meaning provided in Section 2.01.

          "Opinion of Counsel" means a written opinion signed by legal counsel who may be an employee of or counsel to the Company. Each such Opinion of Counsel shall include the statements provided for in TIA Section 314(e) to the extent required by law.

          "Pari Passu Indebtedness" has the meaning provided in Section 3.10.

          "Paying Agent" has the meaning provided in Section 2.04, except that, for the purposes of Article Eight, the Paying Agent shall not be the Company or a Subsidiary of the Company or an Affiliate of any of them. The term "Paying Agent" includes any additional Paying Agent.

          "Payment Date" has the meaning specified in the definition of "Offer to Purchase."

          "Permitted Holders" means (1) Marc Andreessen, Benjamin Horowitz, In Sik Rhee, Timothy A. Howes, Benchmark Capital Management Co., and their respective Affiliates and, (2) in the case of each of Marc Andreessen, Benjamin Horowitz, In Sik Rhee and Timothy A. Howes, members of his immediate family and his or their lineal descendants, any trust for his or their benefit or controlled by him or them provided that each person in this clause (2) other than Marc Andreessen, Benjamin Horowitz, In Sik Rhee and Timothy A. Howes shall only be deemed a "Permitted Holder" to the extent such person's capital stock of the Company was received, directly or indirectly, from Marc Andreessen, Benjamin Horowitz, In Sik Rhee or Timothy A. Howes, respectively.

          "Permitted Investment" means:

          (i) an Investment in the Company or a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Company or a Restricted Subsidiary; provided that such person's primary business is related, ancillary or complementary to the businesses of the Company and its Restricted Subsidiaries on the date of such Investment; and provided further that any Investment in a Foreign Subsidiary is reasonably related to the business of such Foreign Subsidiary conducted in jurisdictions other than the United States or any state, territory or political subdivision thereof, as determined in good faith by an officer of the Company, provided further that no Investments may be made under this clause (i) in a Restricted Subsidiary, other than a Subsidiary Guarantor (or a Person that will become such a Restricted Subsidiary) that has Acquired Indebtedness outstanding;

          (ii)  Temporary Cash Investments;

          (iii) payroll, travel, relocation and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP and relocation loans in the ordinary course of business secured by real property;

          (iv) Investments received in connection with the sale or disposition of a Person, asset or business;

          (v) stock, obligations or securities received in satisfaction of judgments or the settlements of disputes or in connection with any bankruptcy or similar reorganization of the affairs of any Person;

          (vi) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and worker's compensation, performance and other deposits;

          (vii) Interest Rate Agreements and Currency Agreements designed solely to protect the Company or its Restricted Subsidiaries against fluctuations in interest rates or foreign currency exchange rates;

          (viii) Strategic Investments; and

          (ix) loans or advances to officers or employees of the Company or any Restricted Subsidiary that do not in the aggregate exceed $5 million at any time outstanding.

          "Permitted Liens" means:

          (i) Liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

          (ii) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not overdue for a period in excess of 30 days or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

          (iv) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

          (v) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries;

          (vi) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries, taken as a whole;

          (vii) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such property or assets;

          (viii) any interest or title of a lessor in the property subject to any Capitalized Lease or operating lease;

          (ix) Liens arising from filing Uniform Commercial Code financing statements regarding leases;

          (x) Liens on property of, or on shares of Capital Stock or Indebtedness of, any Person existing at the time such Person becomes, or becomes a part of, any Restricted Subsidiary and Liens on property existing at the time of the acquisition thereof; provided that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the property or assets acquired;

          (xi)    Liens in favor of the Company or any Restricted Subsidiary;

          (xii) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

          (xiii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (xiv) Liens encumbering customary initial deposits and margin deposits, and other Liens that are within the general parameters customary in the industry and incurred in the ordinary course of business, in each case, securing Indebtedness under Interest Rate Agreements and Currency Agreements and forward contracts, options, future contracts, futures options or similar agreements or arrangements designed solely to protect the Company or any of its Restricted Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

          (xv) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

          (xvi) Liens on property or assets that secure Indebtedness with an aggregate principal amount not in excess of $5 million at any time outstanding; and

          (xvii)  Liens on or sales of receivables;

          (xviii) Liens arising from the rendering of a final judgment or order against the Company or any Restricted Subsidiary that do not give rise to an Event of Default;

                  (xix) deposits made in the ordinary course of business to secure liability to insurance carriers, and Liens on the proceeds of insurance granted to insurance carriers solely to secure the payment of financed premiums;

                  (xx) Liens arising by virtue of any common law, statutory or contractual provision relating to bankers' liens, rights of set-off or similar rights and remedies as to deposit or securities accounts maintained in the ordinary course of business;

                  (xxi) Liens in favor of a trustee under any indenture securing amounts due to the trustee in connection with its services under such indenture; and

                  (xxii) Liens arising under licensing agreements for use of intellectual property entered into in the ordinary course of business.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Physical Notes" has the meaning provided in Section 2.01.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of such preferred or preference stock.

                  "principal" of a debt security, including the Notes, means the principal amount due on the Stated Maturity as shown on such debt security.

                  "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth in Section 2.02.

                  "Public Equity Offering" means an underwritten primary public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act in which the Company receives gross proceeds (before deducting underwriters' discounts and commissions), of at least Fifty Million Dollars ($50,000,000); provided that a Public Equity Offering shall not be deemed to have occurred unless and until the Company shall have received aggregate gross proceeds from the sale of Common Stock (or Preferred Stock convertible into Common Stock so long as it has been converted into Common Stock) after the Closing Date of at least $100 million.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Note to be redeemed, means the price at which such Note is to be redeemed pursuant to this Indenture.

          "Registrar" has the meaning provided in Section 2.04.

          "Registration" has the meaning provided in Section 3.18.

          "Registration Statement" means the Registration Statement as defined and described in the Notes Registration Rights Agreement.

          "Regular Record Date" for the interest payable on any Interest Payment Date means February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act.

          "Released Indebtedness" means, with respect to any Asset Sale, (i) Indebtedness of the Company or any Restricted Subsidiary which is assumed by the purchaser or any affiliate thereof in connection with such Asset Sale; provided that the Company or such Restricted Subsidiary receives written, unconditional, valid and enforceable releases from each creditor, no later than the closing date of such Asset Sale and (ii) Indebtedness of a Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale; provided that neither the Company nor any other Restricted Subsidiary thereafter Guarantees such Indebtedness.

          "Released Liabilities" has the meaning provided in Section 3.10.

          "Repurchase Offer" has the meaning provided in the Warrant Agreement dated as of the Closing Date between the Company and State Street Bank and Trust Company of California, N.A. relating to the Warrants.

          "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of such officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Payments" has the meaning provided in Section 3.04.

          "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Availability Date" means the date on which the offering memorandum is available in accordance with Section 7.2 of the Unit Purchase Agreement, dated as the Closing Date, by and between the Company and Morgan Stanley & Co. Incorporated.

          "Security Register" has the meaning provided in Section 2.04.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Semi-Annual Accrual Date" has the meaning specified in the definition of "Accreted Value."

          "Separation Date" has the meaning provided in the recitals to this Indenture.

          "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Notes Registration Rights Agreement.

          "Significant Subsidiary" means, at any date of determination, any Restricted Subsidiary that, together with its Subsidiaries, (i) for the most recent fiscal year of the Company, accounted for more than 10% of the consolidated revenues of the Company and its Restricted Subsidiaries or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company and its Restricted Subsidiaries, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, and its successors.

          "Specified Date" means any Redemption Date, any Payment Date for an Offer to Purchase or any date on which the Notes first become due and payable after an Event of Default.

          "Stated Maturity" means (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

          "Strategic Investment" means an investment in any Person (other than (x) an Unrestricted Subsidiary of the Company or (y) a Restricted Subsidiary (or Person that will become a Restricted Subsidiary) that is not a Subsidiary Guarantor that has Acquired Indebtedness outstanding) whose primary business is related, ancillary or complementary to the business of the Company and its Restricted Subsidiaries to promote or significantly benefit the businesses of the Company and its Restricted Subsidiaries on the date of such Investment, in each case as determined by the Board of Directors of the Company (such determination shall be conclusive and evidenced by a Board Resolution).

          "Strategic Subordinated Indebtedness" means Indebtedness of the Company Incurred to finance an Asset Acquisition, which Indebtedness by its terms, or by the terms of any agreement or instrument pursuant to which such Indebtedness is Incurred,

          (1) is expressly made subordinate in right of payment to the Notes, and

          (2) provides that no payment of principal or premium, or interest on or any other payment with respect to, such Indebtedness may be made prior to the payment in full of all of the Company's obligations under the Notes; provided that such Indebtedness may provide for and be repaid at any time from the proceeds of a capital contribution or the sale of Capital Stock (other than Disqualified Stock) of the Company after the Incurrence of such Indebtedness.

          "Subordinated Indebtedness" means Indebtedness of the Company or any Subsidiary Guarantor as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Indebtedness shall be subordinate to the prior payment in full of the Notes or the Note Guarantee to at least the following extent:

          (1) no payments of principal of (or premium, if any) or interest on, or otherwise due in respect of such Indebtedness, may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Notes exists;

          (2) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an Event of Default with respect to the Notes, upon notice by the holders of 25% or more in principal amount of the Notes to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Indebtedness (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Indebtedness may be made for a period of 179 days from the date of such notice; and

          (3) such Indebtedness may not (x) provide for payments of principal of such Indebtedness at the Maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company or any Subsidiary Guarantor (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Indebtedness upon an event of default thereunder), in each case prior to the final maturity date of the Notes or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Indebtedness at the option of the holder thereof prior to the final maturity date of the Notes, other than a redemption or other retirement at the option of the holder of such Indebtedness (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control of the Company pursuant to provisions substantially similar to a "Change of Control" and which shall provide that such Indebtedness will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Notes required to be repurchased by the Company pursuant to Section 3.11; provided, however, that any Indebtedness which would constitute Subordinated Indebtedness but for provisions thereof giving holders thereof the right to require the Company or a Restricted Subsidiary to repurchase or redeem such Subordinated Indebtedness upon the occurrence of an asset sale occurring prior to the final maturity of the Notes shall not constitute Subordinated Indebtedness if such provisions applicable to such Subordinated Indebtedness are no more favorable to the holders of such Indebtedness than the provisions applicable to the Notes contained in Section 3.10 and such provisions applicable to such Indebtedness specifically provide that the Company and its Restricted Subsidiaries will not repurchase or redeem any such Indebtedness pursuant to such provisions prior to the repurchase of such Notes as are required to be repurchased pursuant to Section 3.10; provided that this clause (3) shall not apply to convertible Subordinated Indebtedness as long as the provisions for payment of principal and redemption at the option of the holder of such convertible Subordinated Indebtedness are at market terms in the written opinion of a nationally recognized investment bank.

          "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

          "Subsidiary Guarantor" means any Restricted Subsidiary that (i) executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of payment of the Notes by such Restricted Subsidiary, and (ii) waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guarantee.

          "Temporary Cash Investment" means any of the following:

          (i) direct obligations of the United States of America or any agency thereof or obligations fully and unconditionally guaranteed by the United States of America or any agency thereof with, except for U.S. Government Obligations deposited in a defeasance trust pursuant to Article Seven, with maturities of one year or less from the date of acquisition;

          (ii) time deposit accounts, certificates of deposit, money market deposits and eurodollar time deposits maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor;

          (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) above entered into with a financial institution meeting the qualifications described in clause (ii) above;

          (iv) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P;

          (v) securities with maturities of one year or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or Moody's; and

          (vi) money market funds at least 95% of the assets of which constitute Temporary Cash Investments of the kinds described in clauses (i) through (v) of this definition;

provided that with respect to any Foreign Subsidiary, Temporary Cash Investments shall also mean those investments that are comparable to clauses (i) through
(vi) above in such Foreign Subsidiary's country of organization or countries where it conducts business operations.

The Trustee is hereby authorized, in making or disposing of any investment permitted by this definition, to deal with itself (in its individual capacity) or with any one or more of its Affiliates, whether it or such Affiliate is acting as an agent of the Trustee or for any third person or dealing as principal for its own account.

          "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbb), as in effect on the date this Indenture was executed, except as provided in Section 8.06.

          "Trade Payables" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services.

          "Transaction Date" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

          "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source or similar market data)) most nearly equal to the period from the Redemption Date to the Stated Maturity of the Notes; provided, however, that if the period from the Redemption Date to the Stated Maturity of the Notes is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of the United States securities for which such yields are given, except that if the period from the Redemption Date to the Stated Maturity of the Notes is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

          "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of Article Six of this Indenture and thereafter means such successor.

          "Unit" has the meaning provided in the recitals to this Indenture.

          "United States Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended and as codified in Title 11 of the United States Code, as amended from time to time hereafter, or any successor federal bankruptcy law.

          "U.S. Global Note" has the meaning provided in Section 2.01.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of the Notes, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          "U.S. Physical Notes" has the meaning provided in Section 2.01.

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below; and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary; provided that (A) any Guarantee by the Company or any Restricted Subsidiary of any Indebtedness of the Subsidiary being so designated shall be deemed an "Incurrence" of such Indebtedness and an "Investment" by the Company or such Restricted Subsidiary (or both, if applicable) at the time of such designation; (B) either (I) the Subsidiary to be so designated has total assets of $1,000 or less or (II) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section 3.04 and (C) if applicable, the Incurrence of Indebtedness and the Investment referred to in clause (A) of this proviso would be permitted under Section 3.03 and Section
3.04. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such designation and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately after such designation would, if Incurred at such time, have been permitted to be Incurred (and shall be deemed to have been Incurred) for all purposes of this Indenture. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

          "Warrant" has the meaning provided in the recitals to this Indenture.

          "Wholly Owned" means, with respect to any Subsidiary of any Person, the ownership of all of the outstanding Capital Stock of such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) by such Person or one or more Wholly Owned Subsidiaries of such Person.

          SECTION 1.02. Incorporation by Reference of Trust Indenture Act.
                        -------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "indenture notes" means the Notes;

          "indenture note holder" means a Holder or a Noteholder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the indenture securities means the Company or any other obligor on the Notes.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein.

          SECTION 1.03. Rules of Construction. Unless the context otherwise
                        ---------------------
requires:

          (i)   a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (iii) "or" is not exclusive;

          (iv) words in the singular include the plural, and words in the plural include the singular;

                  (v) provisions apply to successive events and transactions;

                  (vi) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (vii) all computations based on GAAP contained in this Indenture shall be computed in accordance with the definition of GAAP set forth in Section 1.01; and

                  (viii) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated.

                                  ARTICLE TWO
                                   THE NOTES

                  SECTION  2.01.  Form and Dating.  The Notes and the Trustee's
                                  ---------------
certificate of authentication shall be substantially in the form annexed hereto as Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange or securities depository agreements to which the Company is subject or usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on the Notes. Each Note shall be dated the date of its authentication.

                  The terms and provisions contained in the form of the Notes annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Notes issued and sold to Morgan Stanley & Co. Incorporated pursuant to the terms of the Unit Purchase Agreement by and among the Company and Morgan Stanley & Co. Incorporated and dated February 6, 2000, and Notes transferred to Institutional Accredited Investors pursuant to Section 2.08(a) shall be issued in the form of permanent certificated Notes in registered form in substantially the form set forth in Exhibit A (the "U.S. Physical Notes").
                                                       -------------------

                  Following the Rule 144A Availability Date, Notes transferred in reliance on Rule 144A shall be issued in the form of one or more permanent global Notes in registered form, substantially in the form set forth in Exhibit A (collectively, the "U.S. Global Notes"), deposited with the Trustee, as
                      -----------------
custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

                  Following (i) the Rule 144A Availability Date, and (ii) the Separation Date, Notes transferred in offshore transactions in reliance on Regulation S shall be issued in the form of one or more global Notes in registered form substantially in the form set forth in Exhibit A (the "Offshore Global Notes") deposited with the Trustee, as custodian
                ---------------------
for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

                  Notes issued pursuant to Section 2.07 in exchange for interests in the Offshore Global Note shall be in the form of permanent certificated Notes in registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Notes").
                -----------------------

                  The Offshore Physical Notes and U.S. Physical Notes are sometimes collectively herein referred to as the "Physical Notes". The U.S.
                                                  --------------
Global Notes and the Offshore Global Notes are sometimes referred to herein as the "Global Notes".
     ------------

                  The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  The definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

                  SECTION 2.02. Restrictive Legends. Unless and until a Note is
                                -------------------
exchanged for an Exchange Note or sold in connection with an effective Registration pursuant to the Notes Registration Rights Agreement, the U.S. Global Notes and each U.S. Physical Note shall bear the following legend on the face thereof:


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN TWO YEARS AFTER THE INITIAL SALE OF THE NOTES, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO LOUDCLOUD, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) AFTER THE RULE 144A AVAILABILITY DATE, TO A QUALIFIED

         INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE ACCRETED VALUE OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $500,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,
         (D) AFTER THE RULE 144A AVAILABILITY DATE AND THE SEPARATION DATE, OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                  Each Global Note, whether or not an Exchange Note, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE

         OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.

                  Prior to the Separation Date, each Note shall bear the following legend on the face thereof:

         THIS NOTE IS INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE NOTE AND ONE WARRANT INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 35.39448485 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF LOUDCLOUD, INC. (A "WARRANT"). PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST TO OCCUR OF (i) AUGUST 9, 2000,
         (ii) THE COMMENCEMENT OF AN EXCHANGE OFFER WITH RESPECT TO THE NOTES,
         (iii) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR (iv) A REDEMPTION DATE OR (v) SUCH DATE AS DETERMINED BY MORGAN STANLEY & CO. INCORPORATED IN ITS SOLE DISCRETION, THE NOTES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE WARRANTS.

                  SECTION 2.03.  Execution, Authentication and Denominations.
                                 -------------------------------------------
Subject to Article Three, the aggregate principal amount at maturity of Notes which may be authenticated and delivered under this Indenture is unlimited. The Notes shall be executed by two Officers of the Company. The signature of any of these Officers on the Notes may be by facsimile or manual signature in the name and on behalf of the Company.

                  If an Officer whose signature is on a Note no longer holds that office at the time the Trustee or authenticating agent authenticates the Note, the Note shall be valid nevertheless.

                  A Note shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  At any time and from time to time after the execution of this Indenture, the Trustee or an authenticating agent shall upon receipt of a Company Order authenticate for original issue Notes in the aggregate principal amount specified in such Company Order; provided that the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company in connection with such authentication of Notes. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and in case of an issuance of Notes pursuant to Section 2.15, shall certify that such issuance is in compliance with Article Three.

                  The Trustee may appoint an authenticating agent to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

                  The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 in principal amount at maturity and any integral multiple of $1,000 in excess thereof.

                  SECTION 2.04.  Registrar and Paying Agent.  The Company shall
                                 --------------------------
maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may
                               ---------
be presented for payment (the "Paying Agent") and an office or agency where
                               ------------
notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, which shall be in the Borough of Manhattan, The City of New York. The Company shall cause the Registrar to keep a register of the Notes and of their transfer and exchange (the "Security Register"). The Company may
                                         -----------------
have one or more co-Registrars and one or more additional Paying Agents.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Company fails to maintain a Registrar, Paying Agent and/or agent for service of notices and demands, the Trustee shall act as such Registrar, Paying Agent and/or agent for service of notices and demands. The Company may remove any Agent upon written notice to such Agent and the

Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Company and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso. The Company, any Subsidiary of the Company, or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar, and/or agent for service of notice and demands.

                  The Company initially appoints the Trustee as Registrar, Paying Agent, authenticating agent and agent for service of notice and demands. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA (S) 312(a). If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may reasonably request, the names and addresses of the Holders as they appear in the Security Register.

                  SECTION 2.05.  Paying Agent to Hold Money in Trust.  Not later
                                 -----------------------------------
than 10:30 a.m. Eastern Time, on each due date of the principal, premium, if any, and interest on any Notes, the Company shall deposit with the Paying Agent money in immediately available funds sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes), and such Paying Agent shall promptly notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company or any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, it will, on or before each due date of any principal of, premium, if any, or interest on the Notes, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such principal, premium, if any, or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee of its action or failure to act.

                  SECTION 2.06.  Transfer and Exchange.  The Notes are issuable
                                 ---------------------
only in registered form. The Notes shall initially be issued as part of an issue of Units, each of which consists of one Note and one Warrant. Prior to the Separation Date, the Notes may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Warrants issued in connection with the Notes. A Holder may transfer a Note only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company shall treat the person in whose name the Note is registered as the owner thereof for all purposes whether or not the Note shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent) and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry. When Notes are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations (including an exchange of Notes for Exchange Notes), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that no exchanges of Notes for Exchange Notes shall occur until a Registration Statement shall have been declared effective by the Commission and that any Notes that are exchanged for Exchange Notes shall be canceled by the Trustee. To permit registrations of transfers and exchanges in accordance with the terms hereof, the Company shall execute and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Notes, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11 or 8.04).

                  The Registrar shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the date of the mailing of a notice of redemption of Notes selected for redemption under Section 10.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  SECTION 2.07.  Book-Entry Provisions for Global Notes. (a) The
                                 --------------------------------------
U.S. Global Note and Offshore Global Note initially shall (i) be registered in the name of the Depositary for such Global Notes or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.02.

                  Members of, or participants in, the Depositary ("Agent
                                                                   -----
Members") shall have no rights under this Indenture with respect to any Global
-------
Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Note.

                  (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Note may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.08. In addition, U.S. Physical Notes and Offshore Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Note or the Offshore Global Note, respectively, (i) if the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Note or the Offshore Global Note, as the case may be, and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) if an Event of Default has occurred and is continuing and the Registrar has received a request therefor from the Depositary or (iii) in accordance with the rules and procedures of the Depositary and the provisions of Section 2.08.

                  (c) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                  (d) In connection with any transfer of a portion of the beneficial interests in a Global Note to beneficial owners pursuant to paragraph
(b) of this Section, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Notes or Offshore Physical Notes, as the case may be, of like tenor and amount.

                  (e) In connection with the transfer of the entire U.S. Global Note or Offshore Global Note to beneficial owners pursuant to paragraph (b) of this Section, the U.S. Global Note or Offshore Global Note, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Note or Offshore Global Note, as the case may be, an equal aggregate principal amount of U.S. Physical Notes or Offshore Physical Notes, as the case may be, of authorized denominations.

                  (f) Any U.S. Physical Note delivered in exchange for an interest in the U.S. Global Note pursuant to paragraph (b), (d) or (e) of this Section shall, except as otherwise provided by paragraph (e) of Section 2.08, bear the legend regarding transfer restrictions applicable to the U.S. Physical Note set forth in Section 2.02.

                  (g) Any Offshore Physical Note delivered in exchange for an interest in the Offshore Global Note pursuant to paragraph (b), (d) or (e) of this Section shall, except as otherwise provided by paragraph (e) of Section 2.08, bear the legend regarding transfer restrictions applicable to the Offshore Physical Note set forth in Section 2.02.

                  (h) The registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                  SECTION 2.08. Special Transfer Provisions.  Unless and until a
                                ---------------------------
Note is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Notes Registration Rights Agreement, the following provisions shall apply:

                  (a)  Transfers to Institutional Accredited Investors.  The
                       -----------------------------------------------
         following provisions shall apply with respect to the registration of any proposed transfer of a Note to any Institutional Accredited Investor unless the transfer is governed by Section 2.08(b), (c) or
         (d):

                       (i) The Registrar shall register the transfer of any Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (y) the proposed transferee has delivered to the Registrar (A) a certificate substantially in the form of Exhibit C hereto and
                  (B) if the aggregate Accreted Value of the Notes at the time of transfer is less than $500,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

                       (ii) If the proposed transferor is an Agent Member
                  holding a beneficial interest in the U.S. Global Note, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount at maturity of the U.S. Global Note in an amount equal to the principal amount at maturity of the beneficial interest in the U.S. Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more U.S. Physical Certificates of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply
                      -----------------
         with respect to the registration of any proposed transfer of a U.S. Physical Note or an interest in the U.S. Global Note to a QIB unless the transfer is governed by Section 2.08(c) or (d):

                      (i) Following the Rule 144A Availability Date, if the Note to be transferred consists of (x) U.S. Physical Notes, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Note, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

                      (ii) If the proposed transferee is an Agent Member, and
                  the Note to be transferred consists of U.S. Physical Notes, upon receipt by the Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the U.S. Global Note in an amount equal to the principal amount at maturity of the U.S. Physical Notes, to be transferred, and the Trustee shall cancel the U.S. Physical Note so transferred.

                  (c) Transfers of Interests in the Offshore Global Note or
                      -----------------------------------------------------
         Unlegended Offshore Physical Notes. The following provisions shall
         ----------------------------------
         apply with respect to any transfer of interests in the Offshore Global Note or unlegended Offshore Physical Notes. The Registrar shall register the transfer of any such Note without requiring any additional certification.

                  (d) Transfers to Non-U.S. Persons.  The following provisions
                      -----------------------------
         shall apply with respect to any transfer of a Note to a Non-U.S.
         Person:

                      (i) Following (i) the Rule 144A Availability Date and (ii)
                  the Separation Date, the Registrar shall register any proposed transfer of a Note to a

                  Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor.

                           (ii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Note, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount at maturity of the U.S. Global Note in an amount equal to the principal amount at maturity of the beneficial interest in the U.S. Global Note to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount at maturity of the Offshore Global Note in an amount equal to the principal amount at maturity of the U.S. Physical Notes or the U.S. Global Note, as the case may be, to be transferred, and the Trustee shall cancel the Physical Note, if any, so transferred or decrease the amount of the U.S. Global Note.

                  (e) Private Placement Legend. Upon the transfer, exchange or
                      ------------------------
         replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraphs (a)(i)(x) or (d)(i) of this Section 2.08 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. By its acceptance of any Note bearing the Private
                      -------
         Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.07 or this Section
2.08. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  SECTION  2.09.  Replacement Notes.  If a mutilated Note is
                                  -----------------
surrendered to the Trustee or if the Holder claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note of like tenor and amount and bearing a number not contemporaneously outstanding; provided that the requirements of this
Section 2.09 are met. If required by the Trustee or the Company, an indemnity bond must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee or any Agent from any loss that any of them may suffer if a Note is replaced. The Company may charge such Holder for its expenses and the expenses of the Trustee in replacing a Note. In case any such mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Company in its discretion may pay such
Note instead of issuing a new Note in replacement thereof.

                  Every replacement Note is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

                  SECTION 2.10. Outstanding Notes. Notes outstanding at any time
                                -----------------
are all Notes that have been authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.10 as not outstanding.

                  If a Note is replaced pursuant to Section 2.09, it ceases to be outstanding unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser.

                  If the Paying Agent (other than the Company or an Affiliate of the Company) holds on the maturity date money sufficient to pay Notes payable on that date, then on and after that date such Notes cease to be outstanding and interest on them shall cease to accrue.

                  A Note does not cease to be outstanding because the Company or one of its Affiliates holds such Note, provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

          SECTION 2.11. Temporary Notes. Until definitive Notes are ready for
                        ---------------
delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers executing the temporary Notes, as evidenced by their execution of such temporary Notes. If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.

          SECTION 2.12. Cancellation. The Company at any time may deliver to the
                        ------------
Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for transfer, exchange, payment or cancellation in accordance with its normal procedure.

          SECTION 2.13. CUSIP Numbers. The Company in issuing the Notes may use
                        -------------
"CUSIP", "CINS" or "ISIN" numbers (if then generally in use), and the Trustee shall use CUSIP, CINS or ISIN numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP", "CINS" or "ISIN" numbers.

          SECTION 2.14. Defaulted Interest. If the Company defaults in a payment
                        ------------------
of interest on the Notes, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. A special record date, as used in this Section 2.14 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to a Responsible Officer of the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.

          SECTION 2.15. Issuance of Additional Notes. The Company may, subject
                        ----------------------------
to Article Three of this Indenture, issue additional Notes under this Indenture. The Notes issued on the Closing Date and any additional Notes subsequently issued shall be treated as a single class for all purposes under this Indenture.

                                 ARTICLE THREE
                                   COVENANTS

          SECTION 3.01. Payment of Notes. The Company shall pay the principal
                        ----------------
of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary of the Company, or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment. If the Company or any Subsidiary of the Company or any Affiliate of any of them, acts as Paying Agent, an installment of principal, premium, if any, or interest shall be considered paid on the due date if the entity acting as Paying Agent complies with the last sentence of Section 2.05. As provided in Section 5.09, upon any bankruptcy or reorganization procedure relative to the Company, the Trustee shall serve as the Paying Agent and conversion agent, if any, for the Notes.

          The Company shall pay interest on overdue principal, premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Notes.

          SECTION 3.02. Maintenance of Office or Agency. The Company will
                        -------------------------------
maintain in the Borough of Manhattan, The City of New York an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 9.02.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby initially designates the Corporate Trust Office of State Street Bank and Trust Company, N.A., an Affiliate of the Trustee, located in the Borough of Manhattan, The City of New York, as such office of the Company in accordance with Section 2.04.

          SECTION 3.03. Limitation on Indebtedness. (a) The Company will not,
                        --------------------------
and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (other than the Notes and Indebtedness existing on the Closing
Date); provided that the Company or any Subsidiary Guarantor may Incur Indebtedness if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Consolidated Leverage Ratio would be greater than zero and less than 6:1.

          Notwithstanding the foregoing, the Company and its Restricted Subsidiaries (except as specified below) may Incur each and all of the following:

          (i) Indebtedness of the Company or any Subsidiary Guarantor outstanding at any time in an aggregate principal amount not to exceed the greater of (a) $50 million less any amount of such Indebtedness permanently paid as provided under Section 3.10; and (b) 85% of consolidated revenues of the Company and its Restricted Subsidiaries for the most recently ended fiscal quarter for which financial information is available; provided that revenues of Foreign Subsidiaries shall be excluded to the extent used to Incur Indebtedness under clause (xi) below;

          (ii) Indebtedness owed (A) to the Company evidenced by a promissory note or (B) to any Restricted Subsidiary; provided that any event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or another Restricted Subsidiary) shall be deemed, in each case, to constitute an Incurrence of such Indebtedness not permitted by this clause (ii);

          (iii) Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, then outstanding Indebtedness (other than Indebtedness Incurred under clause (i), (ii), (iv), (vi), (viii), (xi) or (xii) of this paragraph of this Section 3.03, it being understood Indebtedness Incurred under any of such clauses may be refinanced under such clauses) and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, any fees, costs, expenses, underwriting discounts or commissions paid or payable with respect to the Indebtedness

     Incurred pursuant to this clause (iii)); provided that (a) Indebtedness the proceeds of which are used to refinance or refund the Notes or Indebtedness that is pari passu with, or subordinated in right of payment to, the Notes or any Subsidiary Guarantee shall only be permitted under this clause (iii) if (x) in case the Notes are refinanced in part or the Indebtedness to be refinanced is pari passu with the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made pari passu with, or subordinate in right of payment to, the remaining Notes or the Subsidiary Guarantee, or (y) in case the Indebtedness to be refinanced is subordinated in right of payment to the Notes or a Subsidiary Guarantee, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made subordinate in right of payment to the Notes or such Subsidiary Guarantee at least to the extent that the Indebtedness to be refinanced is subordinated to the Notes or such Subsidiary Guarantee, (b) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; and (c) such new Indebtedness is Incurred by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness to be refinanced or refunded;

          (iv) Indebtedness (A) in respect of performance, surety or appeal or similar bonds, competition or similar guarantees provided in the ordinary course of business, and (B) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

          (v) Indebtedness of the Company or any Subsidiary Guarantor to the extent the net proceeds thereof are promptly (A) used to purchase Notes tendered in an Offer to Purchase made as a result of a Change in Control or
     (B) deposited to defease the Notes as set forth in Article Seven;

          (vi) Guarantees of the Notes and Guarantees of Indebtedness of the Company or any Subsidiary Guarantor by any Restricted Subsidiary provided the Guarantee of such Indebtedness is permitted by and made in accordance with Section 3.07;

          (vii) Indebtedness (including Guarantees) of the Company, any Subsidiary Guarantor or any Foreign Subsidiary Incurred to finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) to acquire telecommunications and data transmission equipment, computer-related equipment and, in each case, related software licenses (including acquisitions by way of Capitalized Lease and acquisitions of the Capital Stock of a Person that becomes a Restricted Subsidiary to the extent of the fair market value of the telecommunications and data transmission equipment, computer-related equipment and software licenses so acquired) by the Company, such Restricted Subsidiary or such Foreign Subsidiary after the Closing Date;

          (viii) Indebtedness of the Company not to exceed, at any one time outstanding, two times (A) the Net Cash Proceeds received by the Company after the Closing Date from the issuance and sale of its Capital Stock (other than Disqualified Stock, until such time as such Disqualified Stock has been converted into or exchanged for Capital Stock that is not Disqualified Stock) to a Person that is not a Subsidiary of the Company, to the extent (I) such Net Cash Proceeds have not been used pursuant to clause
     (C)(3) of the first paragraph or clause (iii), (iv) or (vi) of the second paragraph of Section 3.04 to make a Restricted Payment and (II) if such Net Cash Proceeds are used to consummate a transaction pursuant to which the Company Incurs Acquired Indebtedness, the amount of such Net Cash Proceeds exceeds one-half of the amount of Acquired Indebtedness so Incurred; provided that such Indebtedness does not mature prior to the Stated Maturity of the Notes and has an Average Life longer than the Notes;

          (ix) Acquired Indebtedness of (a) any Restricted Subsidiary, provided such Acquired Indebtedness consists solely of Capitalized Lease Obligations, (b) any Subsidiary Guarantor or Foreign Subsidiary and (c) any Restricted Subsidiary, provided that 90% of the consideration paid by the Company and its Restricted Subsidiaries for the acquisition of such Restricted Subsidiary (other than such Acquired Indebtedness) was made in Capital Stock (other than Disqualified Stock) of the Company or the proceeds from the sale of such Capital Stock;

          (x)    Strategic Subordinated Indebtedness;

          (xi) Indebtedness of Foreign Subsidiaries outstanding at any time in an aggregate principal amount not to exceed the greater of (a) $50 million, less any amount of such Indebtedness permanently repaid as provided under
     Section 3.10 and (b) 85% of the combined revenues of such Foreign Restricted Subsidiaries for the most recently ended fiscal quarter for which financial information is available; provided that such revenues shall be excluded to the extent used to Incur Indebtedness under clause (i) above;

          (xii) Subordinated Indebtedness of the Company or any Subsidiary Guarantor (in addition to Indebtedness permitted under clauses (i) through (ix) above) in an aggregate amount outstanding at any time not to exceed $100 million, plus after the occurrence of a Public Equity Offering an additional $200 million principal amount of convertible Subordinated Indebtedness, less any amount of such Indebtedness permanently repaid as provided under Section 3.10; and

          (xiii) Indebtedness of the Company or any Restricted Subsidiary in an aggregate principal amount outstanding at any time not to exceed $50 million, less any amount of such Indebtedness permanently repaid as provided under Section 3.10.

          (b) Notwithstanding any other provision of this Section 3.03, the maximum amount of Indebtedness that the Company, a Restricted Subsidiary or a Subsidiary Guarantor may Incur pursuant to this Section 3.03 shall not be deemed to be exceeded, with respect to any outstanding Indebtedness due solely to the result of fluctuations in the exchange rates of currencies.

          (c) For purposes of determining any particular amount of Indebtedness under this Section 3.03, (1) Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included and (2) any Liens granted pursuant to the equal and ratable provisions referred to in Section 3.09 shall not be treated as Indebtedness. For purposes of determining compliance with this Section 3.03, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in paragraph
(a) above, the Company, in its sole discretion, shall classify, and from time to time may reclassify, and divide among different clauses or among such clauses and the first paragraph of this covenant, such item of Indebtedness and such Indebtedness will be treated as having been Incurred as so specified.

          (d) The Company will not, and will not permit any Subsidiary Guarantor to, incur any Indebtedness that is contractually subordinated in right of payment to any other Indebtedness of the Company or such Subsidiary Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the Notes or such Subsidiary Guarantor's Subsidiary Guarantee on substantially identical terms.

          SECTION 3.04. Limitation on Restricted Payments. The Company will not,
                        ---------------------------------
and will not permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend or make any distribution on or with respect to its Capital Stock (other than (x) dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire shares of such Capital Stock and (y) pro rata dividends or distributions on Common Stock of Restricted Subsidiaries other than Subsidiary Guarantors held by minority stockholders) held by Persons other than the Company or any of its Restricted Subsidiaries, (ii) purchase, redeem, retire or otherwise acquire for value any shares of

Capital Stock of (A) the Company or any Subsidiary Guarantor (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person or (B) a Restricted Subsidiary other than a Subsidiary Guarantor (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Affiliate of the Company (other than a Restricted Subsidiary, provided that any minority interest in such Restricted Subsidiary is not held by an Affiliate of the Company) or any holder (or any Affiliate of such holder) of 5% or more of the Capital Stock of the Company, (iii) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is subordinated in right of payment to the Notes or Indebtedness of a Subsidiary Guarantor that is subordinated to a Subsidiary Guarantee or (iv) make any Investment, other than a Permitted Investment, in any Person (such payments or any other actions described in clauses (i) through (iv) above being collectively "Restricted Payments") if, at the time of, and after giving effect
              -------------------
to, the proposed Restricted Payment: (A) a Default or Event of Default shall have occurred and be continuing, (B) the Company could not Incur at least $1.00 of Indebtedness under the first paragraph of Section 3.03(a) or (C) the aggregate amount of all Restricted Payments (the amount, if other than in cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) made after the Closing Date shall exceed the sum of (1) cumulative Consolidated EBITDA since the beginning of the fiscal quarter of the Company next following the Closing Date through the last day of the last full fiscal quarter ending immediately preceding the Transaction Date for which quarterly or annual financial statements have been filed with the Commission or provided to the Trustee pursuant to Section 3.17, minus (2) two times the cumulative Consolidated Fixed Charges of the Company since the beginning of the fiscal quarter of the Company next following the Closing Date through the last day of the last full fiscal quarter ending immediately preceding the Transaction Date for which quarterly or annual financial statements have been filed with the Commission or provided to the Trustee pursuant to Section 3.18, plus (3) the aggregate Net Cash Proceeds received by the Company after the Closing Date from the issuance and sale permitted by this Indenture of its Capital Stock (other than Disqualified Stock) to a Person who is not a Subsidiary of the Company, including an issuance or sale permitted by this Indenture of Indebtedness or Disqualified Stock of the Company for cash subsequent to the Closing Date upon the conversion of such Indebtedness or Disqualified Stock into Capital Stock (other than Disqualified Stock, until such time as such Disqualified Stock has been converted into or exchanged for Capital Stock that is not Disqualified Stock) of the Company, or from the issuance to a Person who is not a Subsidiary of the Company of any options, warrants or other rights to acquire Capital Stock of the Company (in each case, exclusive of any Disqualified Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the Stated Maturity of the Notes), in each case except to the extent such Net Cash Proceeds are used to (x) Incur Indebtedness pursuant to clause (viii) of the second paragraph under Section 3.03 or (y) acquire a Restricted Subsidiary with Acquired Indebtedness of that Restricted Subsidiary, other than a Subsidiary Guarantor (or a Person that will become such a Restricted Subsidiary), plus (4) an amount equal to the net reduction in Investments (other than reductions in Permitted

Investments and Investments made pursuant to clause (vi) of the second paragraph of Section 3.04) in any Person resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any Restricted Subsidiary or from the Net Cash Proceeds from the sale of any such Investment (except, in each case, to the extent any such payment or proceeds are included in the calculation of Consolidated EBITDA), or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investments"), not to exceed, in each case, the amount of Investments previously made by the Company or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

          The foregoing provision shall not be violated by reason of:

          (i) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph;

          (ii) the redemption, repurchase, defeasance or other acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Notes or any Subsidiary Guarantee including premium, if any, and accrued and unpaid interest, with the proceeds of, or in exchange for, Indebtedness Incurred under clause (iii) of the second paragraph of Section 3.03(a);

          (iii) the repurchase, redemption or other acquisition of Capital Stock of the Company or any Subsidiary Guarantor (or options, warrants or other rights to acquire such Capital Stock) in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of Capital Stock (other than Disqualified Stock) of the Company or such Subsidiary Guarantor (or options, warrants or other rights to acquire such Capital Stock);

          (iv) the making of any principal payment or the repurchase, redemption, retirement, defeasance or other acquisition for value of Indebtedness which is subordinated in right of payment to the Notes or any Subsidiary Guarantee in exchange for, or out of the proceeds of a substantially concurrent offering of, shares of the Capital Stock (other than Disqualified Stock) of the Company or a Subsidiary Guarantor (or options, warrants or other rights to acquire such Capital Stock);

          (v) payments or distributions, to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the provisions of Article Four;

          (vi) Investments in any Person; provided that the aggregate amount of such Investments under this clause (vi) does not exceed (a) $10 million, plus (b) the amount of

     Net Cash Proceeds received by the Company after the Closing Date from the sale of its Capital Stock (other than Disqualified Stock, until such time as such Disqualified Stock has been converted into or exchanged for Capital Stock that is not Disqualified Stock) to a Person who is not a Subsidiary of the Company, except to the extent such Net Cash Proceeds are used to Incur Indebtedness pursuant to clause (viii) of Section 3.03 or to make Restricted Payments pursuant to clause (c)(3) of the first paragraph, or clauses (iii) or (iv) of this paragraph, of this Section 3.04, plus (c) the net reduction in Investments made pursuant to this clause (vi) resulting from distributions on or repayments of such Investments, including payments of interest on Indebtedness, dividends, repayments of loans or advances, or other distributions or other transfers of assets, in each case to the Company or any Restricted Subsidiary, or from the Net Cash Proceeds from the sale or other disposition of any such Investment (except, in each case, to the extent of any gain on such sale or disposition that would be included in the calculation of Consolidated EBITDA), from the release of any Guarantee or from such Person becoming a Restricted Subsidiary (valued in each case as provided in the definition of "Investments"); provided that the net reduction in any such Investments shall not exceed the amount of such Investments in such Person;

          (vii) Investments acquired in exchange for Capital Stock (other than Disqualified Stock) of the Company;

          (viii) the declaration or payment of dividends on Capital Stock (other than Disqualified Stock) of the Company in an aggregate annual amount not to exceed 6% of the Net Cash Proceeds received by the Company after the Closing Date from such sale of Capital Stock;

          (ix) the purchase, redemption, retirement or other acquisition for value of shares of Capital Stock of the Company or options to purchase such shares, held by directors, employees or officers, or former directors, employees or officers, of the Company or a Restricted Subsidiary (or their estates or beneficiaries under their estates), upon the death, disability, retirement, termination of employment or pursuant to the terms of any agreement under which such shares of Capital Stock or options were issued; provided that the aggregate consideration paid for such purchase, redemption, retirement or other acquisition for value of such shares or options after the Closing Date does not exceed $2 million in any calendar year (unless such repurchases are made with the proceeds of insurance policies and the shares are purchased from the executors, administrators, testamentary trustees, heirs, legatees or beneficiaries); provided that amounts not paid for any such purchase, redemption or other acquisition or retirement in any fiscal year may be accumulated and paid in any subsequent fiscal year;

          (x)   repurchases of Warrants pursuant to a Repurchase Offer;

          (xi) any purchase of any fractional shares of Common Stock of the Company in connection with an exercise of warrants or the conversion of Capital Stock or Indebtedness of the Company; provided that (x) the aggregate amount of payments under this clause (xi) does not exceed $5 million and (y) such purchase is in compliance with Section 3.08;

          (xii) the acquisition of Capital Stock of the Company by the Company to the extent of, and in connection with, the cashless exercise of any options, warrants or similar rights issued by the Company; and

          (xiii) other Restricted Payments in an aggregate amount not to exceed $2 million;

provided that, except in the case of clauses (i) and (iii), no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions or payments set forth therein.

          Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payment referred to in clause (ii) thereof, an exchange of Capital Stock for Capital Stock or Indebtedness referred to in clause (iii) or (iv) thereof and an Investment referred to in clause (vii) thereof), and the Net Cash Proceeds from any issuance of Capital Stock referred to in clauses (iii), (iv) or (vi), shall be included in calculating whether the conditions of clause (C) of the first paragraph of this Section 3.04 have been met with respect to any subsequent Restricted Payments. In the event the proceeds of an issuance of Capital Stock of the Company are used for the redemption, repurchase or other acquisition of the Notes, or Indebtedness that is pari passu with the Notes, then the Net Cash Proceeds of such issuance shall be included for this Section 3.04 only to the extent such proceeds are not used for such redemption, repurchase or other acquisition of Indebtedness.

          SECTION 3.05. Limitation on Dividend and Other Payment Restrictions
                        -----------------------------------------------------
Affecting Restricted Subsidiaries. The Company will not, and will not permit any
---------------------------------
Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary,
(ii) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (iii) make loans or advances to the Company or any other Restricted Subsidiary or (iv) transfer any of its property or assets to the Company or any other Restricted Subsidiary.

          The foregoing provisions shall not restrict any encumbrances or restrictions:

          (i) existing on the Closing Date in this Indenture or any other agreements in effect on the Closing Date, and any amendments, extensions, refinancings, renewals or replacements of such agreements; provided that the encumbrances and restrictions in any such amendments, extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

          (ii)  existing under or by reason of applicable law;

          (iii) existing with respect to any Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary, existing at the time of such acquisition and not incurred in contemplation thereof, which encumbrances or restrictions are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired;

          (iv)  in the case of clause (iv) of the first paragraph of this
     Section 3.05, (A) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset, (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture, (C) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or (D) purchase money obligations for property or assets acquired after the Closing Date and to the extent permitted under this Indenture by such Restricted Subsidiary restricting the transfer of such property or assets or the proceeds thereof;

          (v) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary;

          (vi) contained in the terms of any Indebtedness or any agreement pursuant to which such Indebtedness was issued if (A) except with respect to Indebtedness of Foreign Subsidiaries, the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in such Indebtedness or agreement, (B) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Notes than is customary in comparable financings (as determined by the Company) and (C) the Company determines that any such encumbrance or restriction will not materially affect the Company's ability to make principal or interest payments on the Notes;

          (vii) contained in the terms of any Indebtedness of any Subsidiary Guarantor or any agreement pursuant to which such Indebtedness was issued if (A) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Notes than is customary in comparable financings (as determined by the Company) and (B) the Company determines that any such encumbrance or restriction will not materially affect the Company's ability to make principal or interest payments on the Notes;

          (viii) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

          (ix) any encumbrances or restrictions of the type referred to in clauses (iii), (vi) or (vii) of this Section 3.05 imposed by any amendments, modifications, renewals, restatements, supplements, refundings, replacements or refinancings of the contracts referred to in such clauses; provided that such amendments, modifications, renewals, restatements, supplements, refundings, replacements or refinancings are no less favorable in any material respect to the Holders than those contained in the contracts prior to such amendment, modification, renewal, restatement, supplement, refunding, replacement or refinancing;

          (x) imposed pursuant to contracts for the sale of assets with respect to the transfer of the assets to be sold pursuant to such contract; and

          (xi) customary provisions in joint venture agreements and other similar agreements, provided that the primary business of such joint venture or other Person is related, ancillary or complementary to the businesses of the Company and its Restricted Subsidiaries on the date of such agreement.

Nothing contained in this Section 3.05 shall prevent the Company or any Restricted Subsidiary from (1) creating, incurring, assuming or suffering to exist any Liens otherwise permitted in Section 3.09 or (2) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries.

          SECTION 3.06. Limitation on the Issuance and Sale of Capital Stock of
                        -------------------------------------------------------
Restricted Subsidiaries. The Company will not sell, and will not permit any
-----------------------
Restricted Subsidiary, directly or indirectly, to issue or sell, any shares of Capital Stock of a Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except (i) to the Company or a Wholly Owned Restricted Subsidiary; (ii) issuances of director's qualifying shares, to the extent required by applicable law; (iii) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted to be made under Section 3.04 if made on the date of such issuance or sale; or (iv) sales or issuances of Common Stock of a Restricted Subsidiary, provided that (x) the Company or such Restricted Subsidiary applies the Net Cash Proceeds, if any, of any such sale in accordance with clause (A) or
(B) of Section 3.10 and (y) any Investment in such Person remaining after giving effect to such sale or issuance would have been permitted to be made under 3.04 if made on the date of sale or issuance.

          SECTION 3.07. Limitation on Issuances of Guarantees by Restricted
                        ---------------------------------------------------
Subsidiaries. The Company will not permit any Restricted Subsidiary, directly or
------------
indirectly, to Guarantee any Indebtedness of the Company which is pari passu with or subordinate in right of payment to the Notes ("Guaranteed
                                                       ----------
Indebtedness"), unless (i) such Restricted Subsidiary simultaneously executes
------------
and delivers a supplemental indenture to this Indenture providing for a Guarantee (a "Subsidiary Guarantee") of payment of the Notes by such Restricted
              --------------------
Subsidiary, and (ii) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guarantee until the Notes have been paid in full. If the Guaranteed Indebtedness is (A) pari passu with the Notes, then the Guarantee of such Guaranteed Indebtedness shall be pari passu with, or subordinated to, the Subsidiary Guarantee or (B) subordinated to the Notes, then the Guarantee of such Guaranteed Indebtedness shall be subordinated to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated to the Notes.

          Notwithstanding the foregoing, any Subsidiary Guarantee by a Restricted Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such Guarantee; provided in the case of this clause (ii) such Restricted Subsidiary has no other Indebtedness outstanding that was permitted to be Incurred because it was a Subsidiary Guarantor.

          SECTION 3.08. Limitation on Transactions with Stockholders and
                        ------------------------------------------------
Affiliates. The Company will not, and will not permit any Restricted Subsidiary
----------
to, directly or indirectly, enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 5% or more of any class of Capital Stock of the Company or with any Affiliate of the Company or any Restricted Subsidiary, except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate.

          The foregoing limitation does not limit, and shall not apply to:

          (i) transactions (A) approved by a majority of the disinterested members of the Board of Directors or (B) for which the Company or a Restricted Subsidiary delivers to the Trustee a written opinion of a nationally recognized investment banking, accounting or appraisal firm stating that the transaction is fair to the Company or such Restricted Subsidiary from a financial point of view;

          (ii) any transaction solely between the Company and any of its Restricted Subsidiaries or solely between Restricted Subsidiaries;

          (iii) the payment of reasonable and customary regular fees to directors of the Company who are not employees of the Company;

          (iv) any payments or other transactions pursuant to any tax-sharing agreement between the Company and any other Person with which the Company files a consolidated tax return or with which the Company is part of a consolidated group for tax purposes;

          (v) any Permitted Investments or Restricted Payments not prohibited by Section 3.04;

          (vi) the granting of stock options on Capital Stock of the Company (other than Disqualified Stock) or similar rights on Capital Stock of the Company (other than Disqualified Stock) to employees and directors pursuant to plans approved by the Board of Directors;

          (vii) any transaction entered into for the purpose of granting or altering registration rights or other rights with respect to any Capital Stock of the Company granted to investors in the Company; or

          (viii) indemnification arrangements entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and approved by the Board of Directors.

Notwithstanding the foregoing, any transaction or series of related transactions covered by the first paragraph of this Section 3.08 and not covered by clauses
(ii) through (viii) of this paragraph, the aggregate amount of which exceeds $2 million in value, must be approved or determined to be fair in the manner provided for in clause (i)(A) or (B) above.

          SECTION 3.09. Limitation on Liens. The Company will not, and will not
                        -------------------
permit any Restricted Subsidiary to, create, Incur, assume or suffer to exist any Lien on any of its assets or properties of any character (including, without limitation, licenses), or any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, without making effective provision for all of the Notes and all other amounts due under this Indenture to be directly secured equally and ratably with (or, if the obligation or liability to be secured by such Lien is subordinated in right of payment to the Notes, prior to) the obligation or liability secured by such Lien.

          The foregoing limitation does not apply to:

          (i)    Liens existing on the Closing Date;

          (ii) Liens granted after the Closing Date on any assets or Capital Stock of the Company or its Restricted Subsidiaries securing the Notes or created in favor of the Holders;

          (iii) Liens with respect to the assets of a Restricted Subsidiary granted by such Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary to secure Indebtedness owing to the Company or such other Restricted Subsidiary;

          (iv) Liens securing Indebtedness which is Incurred to refinance secured Indebtedness; provided that such Liens do not extend to property or assets of the Company or any Restricted Subsidiary other than the property or assets securing the Indebtedness being refinance;

          (v)    Permitted Liens;

          (vi) Liens (including extensions and renewals thereof) upon real or personal property acquired after the Closing Date; provided that (a) such Lien is created solely for the purpose of securing Indebtedness Incurred, in accordance with Section 3.03, to (1) finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) of the item of property or assets (including indefeasible rights of use, multiple investment units and other similar rights) subject thereto and such Lien is created prior to, at the time of or within 210 days after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost and (c) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item and any proceeds of such item, any accession thereto, replacements thereof or substitutions therefor, and any such improvements;

          (vii) Liens on cash set aside at the time of the Incurrence of any Indebtedness, or government securities purchased with such cash, in either case to the extent such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose;

          (viii) Liens to secure any Indebtedness Incurred pursuant to clause
     (i) of Section 3.03; or

          (ix) Liens on property or assets of Foreign Subsidiaries to secure any Indebtedness of such Foreign Subsidiaries Incurred pursuant to clause
     (xi) of Section 3.03.

          SECTION  3.10.  Limitation on Asset Sales. The Company shall not, and
                          -------------------------
shall not permit any Restricted Subsidiary to, consummate any Asset Sale, unless
(i) the consideration received by the Company or such Restricted Subsidiary (including any Released Indebtedness and including by way of relief from or by any other Person assuming responsibilities for any liabilities other than Indebtedness ("Released Liabilities")) is at least equal to the fair market
               --------------------
value of the assets sold or disposed of; provided that this clause (i) shall not apply to any sale, transfer or other disposition arising from foreclosure, condemnation or similar action with respect to any assets and (ii) at least 75% of the consideration received (including any Released Indebtedness and Released Liabilities) consists of cash, Temporary Cash Investments or Released Indebtedness and Released Liabilities.

          In the event and to the extent that the Net Cash Proceeds received by the Company or any of its Restricted Subsidiaries from one or more Asset Sales occurring on or after the Closing Date in any period of 12 consecutive months exceed 10% of Adjusted Consolidated Net Tangible Assets (determined as of the date closest to the commencement of such 12-month period for which a consolidated balance sheet of the Company and its Subsidiaries has been filed with the Commission or provided to the Trustee pursuant to Section 3.18), then the Company shall or shall cause the relevant Restricted Subsidiary to (i) within 12 months after the date Net Cash Proceeds so received exceed 10% of Adjusted Consolidated Net Tangible Assets (A) apply an amount equal to such excess Net Cash Proceeds to permanently repay unsubordinated Indebtedness of the Company or any Subsidiary Guarantor or Indebtedness of any other Restricted Subsidiary, in each case owing to a Person other than the Company or any of its Restricted Subsidiaries or (B) invest an equal amount, or the amount not so applied pursuant to clause (A) (or enter into a definitive agreement committing to so invest within 12 months after the date of such agreement), in property or assets (other than current assets) of a nature or type or that are used in a business (or in a company having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the business of, the Company and its Restricted Subsidiaries existing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) apply (no later than the end of the 12-month period referred to in clause (i)) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (i)) as provided in the following paragraph of this Section 3.10. The amount of such excess Net Cash Proceeds required to be applied (or to be committed to be applied) during such 12-month period as set forth in clause (i) of the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds."
                                         ---------------

          If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not theretofore subject to an Offer to Purchase pursuant to this
Section 3.10 totals at least $5 million, the Company must commence, not later than the fifteenth Business Day of such month, and consummate an Offer to Purchase from the Holders (and if required by the terms of any Indebtedness that is pari passu with the Notes ("Pari Passu Indebtedness"), from the holders of
                               -----------------------
such Pari Passu Indebtedness) on a pro rata basis an aggregate Accreted Value of Notes (and principal amount of Pari Passu Indebtedness) equal to the Excess Proceeds on such date, at a purchase price equal to 100% of the Accreted Value of the Notes on the relevant Payment Date (and 100% of the principal amount of Pari Passu Indebtedness), plus, in each case, accrued interest (if any) to the Payment Date. To the extent that the Accreted Value of the Notes tendered pursuant to an Offer to Purchase is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes not prohibited by, and in accordance with, this Indenture. Upon completion of such Offer to Purchase, the amount of Excess Proceeds shall be reset to zero.

          For purposes of the first paragraph of this Section 3.10, securities received by the Company or any Restricted Subsidiary in any Asset Sale that are converted by the Company or such Restricted Subsidiary into cash within 90 days after such Asset Sale shall be deemed to be cash.

          SECTION 3.11. Repurchase of Notes upon a Change of Control. The
                        --------------------------------------------
Company must commence, within 30 days of the occurrence of a Change of Control, and consummate an Offer to Purchase for all Notes then outstanding, at a purchase price equal to 101% of the Accreted Value thereof on the relevant Payment Date, plus accrued interest (if any) to the Payment Date.

          SECTION 3.12.  Use of Proceeds.  The Company will not and will not
                         ---------------
permit any of its Subsidiaries to, use in excess of $5 million of the proceeds raised from the issuance of the Units for the purpose of entering into Investments in joint ventures or Persons other than Restricted Subsidiaries.

          SECTION 3.13.  Existence. Subject to Articles Three and Four of this
                         ---------
Indenture, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each Restricted Subsidiary in accordance with the respective organizational documents of the Company and each Restricted Subsidiary and the rights (whether pursuant to charter, partnership certificate, agreement, statute or otherwise), material licenses and franchises of the Company and each Restricted Subsidiary; provided that the Company shall not be required to preserve any such right, license or franchise, or the existence of any Restricted Subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole.

          SECTION 3.14.  Payment of Taxes and Other Claims. The Company will pay
                         ---------------------------------
or discharge and shall cause each of its Restricted Subsidiaries to pay or discharge, or cause to be paid or discharged, before the same shall become delinquent (i) all material taxes, assessments and governmental charges levied or imposed upon (a) the Company or any such Restricted Subsidiary, (b) the income or profits of any such Restricted Subsidiary which is a corporation or
(c) the property of the Company or any such Restricted Subsidiaries and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any such Restricted Subsidiary; provided that the Company shall not be required to pay or discharge, or cause to be paid or discharged, any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.

          SECTION 3.15.  Maintenance of Properties and Insurance.  The Company
                         -----------------------------------------
will cause all properties used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided that nothing in this
Section 3.15 shall prevent the Company or any such Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of the business of the Company or such Restricted Subsidiary.

          The Company will provide or cause to be provided, for itself and its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, with reputable insurers or with the government of the United States of America, or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry in which the Company or such Restricted Subsidiary, as the case may be, is then conducting business.

          SECTION 3.16.  Notice of Defaults. In the event that the Company
                         ------------------
becomes aware of any Default or Event of Default the Company, promptly after it becomes aware thereof, will give written notice thereof to the Trustee.

          SECTION 3.17.  Compliance Certificates. (a) The Company shall deliver
                         -----------------------
to the Trustee, within 45 days after the end of each fiscal quarter (90 days after the end of the last fiscal quarter of each year), an Officers' Certificate stating whether or not the signers know of any Default or Event of Default that occurred during such fiscal quarter. In the case of the Officers' Certificate delivered within 90 days of the end of the Company's fiscal year, such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer that a review has been conducted of the activities of the Company and its Restricted Subsidiaries and the Company's and its Restricted Subsidiaries' performance under this Indenture and whether or not, to the knowledge of such Officers, the Company has complied with all conditions and covenants under this Indenture. For purposes of this Section 3.17, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If they do know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status. The first certificate to be delivered pursuant to this Section 3.17(a) shall be for the first fiscal quarter beginning after the execution of this Indenture.

          (b) So long as (and to the extent) not prohibited by the then current recommendations of the American Institute of Certified Public Accountants, the Company shall use its commercially reasonable efforts to deliver to the Trustee, within 90 days after the end of the Company's fiscal year, a certificate signed by the Company's independent certified public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Notes as they relate to financial calculations and computations, (ii) that they have read the most recent Officers' Certificate delivered to the Trustee pursuant to paragraph (a) of this Section 3.17 and (iii) whether, in connection with their audit examination, anything came to their attention that caused them to believe that the Company was not in compliance with any of the terms, covenants, provisions or conditions of Article Three and Section 4.01 of this Indenture as they pertain to financial calculations and computations and, if any Default or Event of Default has come to their attention, specifying the nature and period of existence thereof; provided that such independent certified public accountants shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default or Event of Default that would not come to the attention of such accountants in the course of an audit examination conducted in accordance with generally accepted auditing standards in effect at the date of such examination. The first certificate to be delivered pursuant to this Section 3.17(b) shall be for the fiscal year ending December 31, 2000.

          (c) Within 90 days of the end of each of the Company's fiscal years, the Company shall deliver to the Trustee a list of all Significant Subsidiaries. The Trustee shall have no duty with respect to any such list except to keep it on file and available for inspection by the Holders.

          SECTION 3.18.  Commission Reports and Reports to Holders. At all times
                         -----------------------------------------
from and after the earlier of (i) the date of the commencement of a registered exchange offer for the

Notes by the Company or the effectiveness of the Shelf Registration Statement pursuant to and in accordance with the terms of the Notes Registration Rights Agreement (the "Registration") and (ii) the date that is 24 months from the Closing Date, in either case, whether or not the Company is then required to file reports with the Commission, the Company shall file with the Commission all such reports and other information as it would be required to file with the Commission by Sections 13(a) or 15(d) under the Securities Exchange Act of 1934 if it were subject thereto. The Company shall supply the Trustee and each Holder or shall supply to the Trustee for forwarding to each such Holder, without cost to such Holder, copies of such reports and other information. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information (including mathematical calculations) contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). In addition, at all times prior to the earlier of the date of the Registration and the date that is 24 months from the Closing Date, the Company shall, at its cost, deliver to each Holder of the Notes quarterly and annual financial statements substantially equivalent to those which would be included in reports required to be filed under the Exchange Act. In addition, after the Rule 144A Availability Date and at all times prior to the Registration, upon the request of any Holder or any prospective purchaser of the Notes designated by a Holder, the Company shall supply to such Holder or such prospective purchaser the information required under Rule 144A under the Securities Act. The Company also shall comply with the other provisions of TIA
Section 314(a). The Company shall notify the Trustee and each Holder upon the occurrence of the Rule 144A Availability Date.

          SECTION  3.19. Waiver of Stay, Extension or Usury Laws. The Company
                         ---------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 3.20.  Limitation on Sale-Leaseback Transactions. The Company
                         -----------------------------------------
will not, and will not permit any Restricted Subsidiary to, enter into any sale-leaseback transaction involving any of its assets or properties whether now owned or hereafter acquired, whereby the Company or a Restricted Subsidiary sells or transfers such assets or properties and then or thereafter leases such assets or properties or any part thereof or any other assets or properties which the Company or such Restricted Subsidiary, as the case may be, intends to use for substantially the same purpose or purposes as the assets or properties sold or transferred.

          The foregoing restriction does not apply to any sale-leaseback transaction if:

          (i) the lease is for a period, including renewal rights, of not in excess of three years;

          (ii) the lease secures or relates to industrial revenue or pollution control bonds;

          (iii) the transaction is solely between the Company and any Wholly Owned Restricted Subsidiary or solely between Wholly Owned Restricted Subsidiaries;

          (iv) the Company or such Restricted Subsidiary, within 12 months after the sale or transfer of any assets or properties is completed, applies an amount not less than the net proceeds received from such sale in accordance with clause (A) or (B) of Section 3.10; or

          (v) the sale-leaseback transaction is consummated within 180 days after the purchase of the assets subject to such transaction.

          SECTION 3.21.  Calculation of Original Issue Discount. The Company
                         --------------------------------------
shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Notes as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time and requested by the Trustee.

          SECTION 3.22.  Payment of Additional Interest. If additional interest
                         ------------------------------
is payable because the Company fails to have an offering memorandum available or fails to consummate the exchange offer or cause the registration statement to be declared, each as described on the reverse of the form of the Notes attached hereto as Exhibit A, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such additional interest that is payable and (ii) the date on which such interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such interest is payable. If the Company has paid additional interest directly to the persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

                                 ARTICLE FOUR

                             SUCCESSOR CORPORATION

          SECTION 4.01.  When Company May Merge, Etc. The Company shall not
                         ---------------------------
consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person or permit any Person to merge with or into the Company unless:

          (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Notes and under this Indenture;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) immediately after giving effect to such transaction on a pro forma basis, the Company or any Person becoming the successor obligor of the Notes shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction, provided that this clause (iii) shall only apply to a sale of less than all of the assets of the Company;

          (iv) immediately after giving effect to such transaction on a pro forma basis the Company, or any Person becoming the successor obligor of the Notes, as the case may be, could Incur at least $1.00 of Indebtedness under the first paragraph of Section 3.03; provided that this clause (iv) shall not apply to a consolidation, merger or sale of all (but not less than all) of the assets of the Company if all Liens and Indebtedness of the Company or any Person becoming the successor obligor on the Notes, as the case may be, and its Restricted Subsidiaries outstanding immediately after such transaction would, if Incurred at such time, have been permitted to be Incurred (and all such Liens and Indebtedness, other than Liens and Indebtedness of the Company and its Restricted Subsidiaries outstanding immediately prior to the transaction, shall be deemed to have been Incurred) for all purposes of this Indenture;

          (v) the Company delivers to the Trustee an Officers' Certificate (attaching the arithmetic computations to demonstrate compliance with clauses (iii) and (iv) above) and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with; and

          (vi) each Subsidiary Guarantor, unless such Subsidiary Guarantor is the Person with which the Company has entered into a transaction under this
     Section 4.01, shall have by amendment to its Subsidiary Guarantee confirmed that its Subsidiary Guarantee shall apply to obligations of the Company or the Person becoming the successor obligor of the Notes in accordance with the Notes and the Indenture;

provided, however, that clauses (iii) and (iv) above do not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Company, and that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

          SECTION 4.02.  Successor Substituted. Upon any consolidation or
                         ---------------------
merger, or any sale, conveyance, transfer, lease or other disposition of all or substantially all of the property and assets of the Company in accordance with
Section 4.01 of this Indenture, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes; provided that the Company shall not be released from its obligation to pay the principal of, premium, if any, or interest on the Notes in the case of a lease of all or substantially all of its property and assets.

                                 ARTICLE FIVE

                             DEFAULT AND REMEDIES

          SECTION 5.01.  Events of Default. An "Event of Default" shall occur
                         -----------------       ----------------
with respect to the Notes if:


          (a) the Company defaults in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;

          (b) the Company defaults in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days;

          (c) the Company defaults in the performance, or breaches the provisions of Article Four or the fails to make or consummate an Offer to Purchase in accordance with Section 3.10 or Section 3.11;

          (d) the Company or any Subsidiary Guarantor defaults in the performance of or breaches any other covenant or agreement in this Indenture or under the Notes (other than a default specified in clause (a), (b) or (c) above) and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount at maturity of the Notes;

          (e) there occurs with respect to any issue or issues of Indebtedness of the Company, any Subsidiary Guarantor or any Significant Subsidiary having an outstanding principal amount of $5 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (I) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 60 days of such acceleration and/or (II) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 60 days of such payment default;

          (f) any final judgment or order (not covered by insurance) for the payment of money in excess of $5 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company, any Subsidiary Guarantor or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $5 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

          (g) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company, any Subsidiary Guarantor or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company, any Subsidiary Guarantor or any Significant Subsidiary or for all or substantially all of the property and assets of the Company, any Subsidiary Guarantor or any Significant Subsidiary or (C) the winding up or liquidation of the affairs of the Company, any Subsidiary Guarantor or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (h) the Company, any Subsidiary Guarantor or any Significant Subsidiary (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law,
     (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company, any Subsidiary Guarantor or any Significant Subsidiary or for all or substantially all of the property and assets of the Company, any Subsidiary Guarantor or any Significant Subsidiary or (C) effects any general assignment for the benefit of creditors.

          SECTION 5.02.  Acceleration. If an Event of Default (other than an
                         ------------
Event of Default specified in clause (g) or (h) of Section 5.01 that occurs with respect to the Company) occurs and is continuing under this Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes, then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the Accreted Value of, premium, if any, and accrued interest on the Notes to be immediately due and payable. Upon a declaration of acceleration, such Accreted Value of, premium, if any, and accrued interest shall be immediately due and payable. In the event of a declaration of acceleration because an Event of Default set forth in clause (e) of Section 5.01 has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to clause (e) shall be remedied or cured by the Company or the relevant Significant Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto. If an Event of Default specified in clause (g) or (h) of
Section 5.01 occurs with respect to the Company, the Accreted Value of, premium, if any, and accrued interest on the Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration, but before a judgment or decree for the payment of the money due has been obtained by the Trustee, the Holders of at least a majority in principal amount of the outstanding Notes by written notice to the Company and to the Trustee, may waive all past Defaults and rescind and annul such declaration of acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal of, premium, if any, and accrued interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

          SECTION 5.03.  Other Remedies. If an Event of Default occurs and is
                         --------------
continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

          SECTION  5.04. Waiver of Past Defaults. Subject to Sections 5.02, 5.07
                         -----------------------
and 8.02, the Holders of at least a majority in principal amount of the outstanding Notes, by notice to the Trustee, may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of, premium, if any, or interest on any Note as specified in clause
(a) or (b) of Section 5.01 or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION 5.05.  Control by Majority. The Holders of at least a majority
                         -------------------
in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of Notes not joining in the giving of such direction and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.

          SECTION 5.06.  Limitation on Suits. A Holder may not institute any
                         -------------------
proceeding, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:

          (i) the Holder gives the Trustee written notice of a continuing Event of Default;

          (ii) the Holders of at least 25% in aggregate principal amount of outstanding Notes make a written request to the Trustee to pursue the remedy;

          (iii) such Holder or Holders offer the Trustee indemnity satisfactory to the Trustee against any costs, liability or expense;

          (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Notes do not give the Trustee a direction that is inconsistent with the request.

          For purposes of Section 5.05 of this Indenture and this Section 5.06, the Trustee shall comply with TIA Section 316(a) in making any determination of whether the Holders of the required aggregate principal amount of outstanding Notes have concurred in any request or direction of the Trustee to pursue any remedy available to the Trustee or the Holders with respect to this Indenture or the Notes or otherwise under the law.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

          SECTION 5.07.  Rights of Holders to Receive Payment. Notwithstanding
                         ------------------------------------
any other provision of this Indenture, the right of any Holder of a Note to receive payment of the Accreted Value of, premium, if any, or interest on, such Note or to bring suit for the enforcement of any such payment, on or after the due date expressed in the Notes, shall not be impaired or affected without the consent of such Holder.

          SECTION 5.08.  Collection Suit by Trustee. If an Event of Default in
                         --------------------------
payment of principal, premium or interest specified in clause (a), (b) or (c) of
Section 5.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor of the Notes for the whole amount of principal, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal, premium, if any, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate specified in the Notes, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          SECTION 5.09.  Trustee May File Proofs of Claim. The Trustee may file
                         --------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor of the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies, securities or other property payable or deliverable upon conversion or exchange of the Notes or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 6.07. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 5.10.  Priorities.  If the Trustee collects any money pursuant
                         ----------
 to this Article Five, it shall pay out the money in the following order:

          First:  to the Trustee for all amounts due under Section 6.07;

          Second: to Holders for amounts then due and unpaid for principal of, premium, if any, and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest, respectively; and

          Third: to the Company, or as a court of competent jurisdiction may direct.

          The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 5.10.

          SECTION 5.11.  Undertaking for Costs. In any suit for the enforcement
                         ---------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 of this Indenture, or a suit by Holders of more than 10% in principal amount of the outstanding Notes.

          SECTION 5.12.  Restoration of Rights and Remedies. If the Trustee or
                         ----------------------------------
any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 5.13.  Rights and Remedies Cumulative. Except as otherwise
                         ------------------------------
provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Notes in Section 2.09, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.14.  Delay or Omission Not Waiver. No delay or omission of
                         ----------------------------
the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                  ARTICLE SIX
                                    TRUSTEE

          SECTION 6.01.  General. The duties and responsibilities of the Trustee
                         -------
shall be as provided by the TIA and as set forth herein. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article Six.

          SECTION 6.02.  Certain Rights of Trustee. Subject to TIA Sections
                                 -------------------------
315(a) through (d):

          (i) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document;

          (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to Section 9.03 or Section 9.04, as the case may be. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

          (iii) the Trustee may act through attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

          (iv) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (v) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders of a majority in principal amount at maturity of the outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; provided that the Trustee's conduct does not constitute gross negligence or bad faith;

          (vi) whenever in the administration of this Indenture the Trustee shall deem it desirable that a making be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate; and

          (vii) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney.

          SECTION 6.03.  Individual Rights of Trustee. The Trustee, in its
                         ----------------------------
individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

          SECTION 6.04.  Trustee's Disclaimer. The Trustee (i) makes no
                         --------------------
representation as to the validity or adequacy of this Indenture or the Notes,
(ii) shall not be accountable for the Company's use or application of the proceeds from the Notes and (iii) shall not be responsible for any statement in the Notes other than its certificate of authentication.

          SECTION 6.05.  Notice of Default.  If any Default or any Event of
                         -----------------
Default occurs and is continuing and if such Default or Event of Default is actually known to a Responsible

Officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in TIA Section 313(c) notice of the Default or Event of Default within 45 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

          SECTION 6.06.  Reports by Trustee to Holders. Within 60 days after
                         -----------------------------
each May 15, beginning with May 15, 2000 the Trustee shall mail to each Holder as provided in TIA Section 313(c) a brief report dated as of such May 15, if required by TIA Section 313(a).

          SECTION 6.07.  Compensation and Indemnity. The Company shall pay to
                         --------------------------
the Trustee such compensation as shall be agreed upon in writing for its services. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses and advances incurred or made by the Trustee. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

          The Company shall indemnify each of the Trustee and any predecessor Trustee for, and hold it harmless against, any and all claim, damage, loss or liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Notes, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Notes.

          To secure the Company's payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, premium, if any, and interest on particular Notes.

          If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in clause (g) or (h) of Section 5.01, the expenses and the compensation for the services will be intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any applicable federal or state law for the relief of debtors.

          The provisions of this Section 6.07 shall survive the termination of this Indenture.

          SECTION 6.08.  Replacement of Trustee. A resignation or removal of the
                         ----------------------
Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.08.

          The Trustee may resign at any time by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the consent of the Company. The Company may remove the Trustee if:
(i) the Trustee is no longer eligible under Section 6.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company. If the successor Trustee does not deliver its written acceptance required by the next succeeding paragraph of this Section 6.08 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, subject to the lien provided in Section 6.07, (i) the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

          If the Trustee is no longer eligible under Section 6.10, any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          The Company shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          Notwithstanding replacement of the Trustee pursuant to this Section 6.08, the Company's obligation under Section 6.07 shall continue for the benefit of the retiring Trustee.

          SECTION 6.09.  Successor Trustee by Merger, Etc. If the Trustee
                         --------------------------------
consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the administration of this Indenture) to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

          SECTION 6.10.  Eligibility. This Indenture shall always have a
                         -----------
Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee (or, in the case of a subsidiary of a bank holding company, its parent) shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.

          SECTION 6.11.  Money Held in Trust.  The Trustee shall not be liable
                         -------------------
for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article Seven of this Indenture.

          SECTION 6.12.  Withholding Taxes. The Trustee, as agent for the
                         -----------------
Company, shall exclude and withhold from each payment of principal and interest and other amounts due hereunder or under the Notes any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Notes, that it will file any necessary withholding tax returns or statements when due. The Company or the Trustee shall, as promptly as possible after the payment of the taxes described above, deliver to each holder of a Note appropriate documentation showing the payment thereof, together with such additional documentary evidence as such holders may reasonably request from time to time.

                                 ARTICLE SEVEN
                            DISCHARGE OF INDENTURE

          SECTION 7.01.  Termination of Company's Obligations.  Except as
                         ------------------------------------
otherwise provided in this Section 7.01, the Company may terminate its obligations under the Notes and this Indenture if:

          (i) all Notes previously authenticated and delivered (other than destroyed, lost or stolen Notes that have been replaced or Notes that are paid pursuant to Section 3.01 or Notes for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 7.05) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

          (ii) (A) the Notes mature within one year, (B) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, money or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay principal, premium, if, any, and interest on the Notes to maturity and to pay all other sums payable by it hereunder, (C) no Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit, (D) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound and (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

          With respect to the foregoing clause (i), the Company's obligations under Section 6.07 shall survive. With respect to the foregoing clause (ii), the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08,
2.09, 2.14, 3.01, 3.02, 6.07, 6.08, 7.04, 7.05 and 7.06 shall survive until the
Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 6.07, 7.05 and 7.06 shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations specified above.

          SECTION 7.02.  Defeasance and Discharge of Indenture. The Company will
                         -------------------------------------
be deemed to have paid and will be discharged from any and all obligations in respect of the Notes on the 123rd day after the date of the deposit referred to in clause (A) of this Section 7.02, and the provisions of this Indenture will no longer be in effect with respect to the Notes, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same, except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Holders to receive payments of principal thereof and interest thereon, (iv) the Company's obligations under Section 3.02, (v) the rights, obligations and immunities of the Trustee hereunder and (vi) the rights of the Holders as beneficiaries of this Indenture with respect to the property so deposited with the Trustee payable to all or any of them; provided that the following conditions shall have been satisfied:

          (A) with reference to this Section 7.02, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.10 of this Indenture) and conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the

          Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Notes, and dedicated solely to, the benefit of the Holders, in and to (1) money in an amount, (2) U.S. Government Obligations that, through the payment of interest, premium, if any, and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (A), money in an amount or (3) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and accrued interest on the outstanding Notes at the Stated Maturity of such principal or interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Notes;

          (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (C) immediately after giving effect to such deposit on a pro forma basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after such date of deposit;

          (D) the Company shall have delivered to the Trustee (1) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 7.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (2) an Opinion of Counsel to the effect that (x) the creation of the defeasance trust does not violate the Investment Company Act of 1940 and (y) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (I) the trust funds will no longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or
     (II) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, (a) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (b) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding;

          (E) if the Notes are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit defeasance and discharge will not cause the Notes to be delisted; and

          (F) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.02 have been complied with.

          Notwithstanding the foregoing, prior to the end of the 123-day (or one year) period referred to in clause (D)(2)(y) of this Section 7.02, none of the Company's obligations under this Indenture shall be discharged. Subsequent to the end of such 123-day (or one year) period with respect to this Section 7.02, the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08,
2.09, 2.14, 3.01, 3.02, 6.07, 6.08, 7.05 and 7.06 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 6.07, 7.05 and 7.06 shall survive. If and when a ruling from the Internal Revenue Service or an Opinion of Counsel referred to in clause (D)(1) of this Section 7.02 is able to be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations under Section 3.01, then the Company's obligations under such Section 3.01 shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.02.

          After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations in the immediately preceding paragraph.

          SECTION 7.03.  Defeasance of Certain Obligations. The Company may omit
                         ---------------------------------
to comply with any term, provision or condition set forth in clauses (iii) and
(iv) under Section 4.01 and Sections 3.03 through 3.11 and Section 3.20, clause
(c) under Section 5.01 with respect to such clauses (iii) and (iv) under Section
4.01 and Sections 3.10 and 3.11, clause (d) under

Section 5.01 with respect to Sections 3.03 through 3.09 and 3.20 and clauses (e) and (f) under Section 5.01 shall be deemed not to be Events of Default, in each case with respect to the outstanding Notes if:

          (i) with reference to this Section 7.03, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.10) and conveyed all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Notes, and dedicated solely to, the benefit of the Holders, in and to (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (i), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and interest on the outstanding Notes on the Stated Maturity of such principal or interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, premium, if any, and interest with respect to the Notes;

          (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

          (iv) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (A) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (B) the Trustee, for the benefit of the Holders, has a valid first-priority security interest in the trust funds, (C) the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (D) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States

     Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (1) the trust funds will no longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (2) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company,
     (x) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise (except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute), (y) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding and (z) no property, rights in property or other interests granted to the Trustee or the Holders in exchange for, or with respect to, such trust funds will be subject to any prior rights of holders of other Indebtedness of the Company or any of its Subsidiaries;

          (v) if the Notes are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit defeasance and discharge will not cause the Notes to be delisted; and

          (vi) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 7.03 have been complied with.

          SECTION 7.04.  Application of Trust Money. Subject to Section 7.06,
                         --------------------------
the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 7.01, 7.02 or 7.03, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Notes and this Indenture to the payment of principal of, premium, if any, and interest on the Notes; but such money need not be segregated from other funds except to the extent required by law.

          SECTION 7.05.  Repayment to Company. Subject to Sections 6.07, 7.01,
                         --------------------
7.02 and 7.03, the Trustee and the Paying Agent shall promptly pay to the Company upon request set forth in an Officers' Certificate any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years; provided that the Trustee or such Paying Agent before being required to make any payment may cause to be published at the expense of the Company once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money at such Holder's address (as set forth in the Security Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          SECTION 7.06.  Reinstatement. If the Trustee or Paying Agent is unable
                         -------------
to apply any money or U.S. Government Obligations in accordance with Section 7.01, 7.02 or 7.03, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.01, 7.02 or 7.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 7.01, 7.02 or 7.03, as the case may be; provided that, if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                 ARTICLE EIGHT
                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

          SECTION 8.01.  Without Consent of Holders. The Company, when
                         --------------------------
authorized by a resolution of its Board of Directors, and the Trustee may amend or supplement this Indenture or the Notes without notice to or the consent of any Holder:

          (1) to cure any ambiguity, defect or inconsistency in this Indenture; provided that such amendments or supplements shall not adversely affect the interests of the Holders in any material respect;

          (2)  to comply with Article Four;

          (3) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA;

          (4) to evidence and provide for the acceptance of appointment hereunder or thereunder by a successor Trustee; or

          (5) to make any change that, in the good faith opinion of the Board of Directors as evidenced by a Board Resolution, does not materially and adversely affect the rights of any Holder.

          SECTION 8.02.  With Consent of Holders. Subject to Sections 5.04 and
                         -----------------------
5.07 and without prior notice to the Holders, the Company, when authorized by its Board of Directors (as evidenced by a Board Resolution), and the Trustee may amend this Indenture and the Notes with the written consent of the Holders of a majority in aggregate principal amount at maturity of the Notes then outstanding, and the Holders of a majority in aggregate principal amount at maturity of the Notes then outstanding by written notice to the Trustee may waive future compliance by the Company with any provision of this Indenture or the Notes.

          Notwithstanding the provisions of this Section 8.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 5.04, may not:

          (i) change the Stated Maturity of the principal of, or any installment of interest on, any Note,

          (ii) reduce the Accreted Value of, or premium, if any, or interest on, any Note,

          (iii) change the place or currency of payment of principal of, or premium, if any, or interest on, any Note or adversely affect any right of repayment at the option of any Holder of any Note,

          (iv) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity (or, in the case of a redemption, on or after the Redemption Date) of any Note,

          (v) reduce the above-stated percentage of outstanding Notes the consent of whose Holders is necessary to modify or amend this Indenture,

          (vi) waive a Default in the payment of principal of, premium, if any, or interest on the Notes,

          (vii) modify any of the provisions of this Section 8.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby,

          (viii) reduce the percentage or aggregate principal amount at maturity of outstanding Notes the consent of whose Holders is necessary for waiver of compliance with certain provisions of this Indenture or for waiver of certain defaults,

          (ix) release any Subsidiary Guarantor from its Subsidiary Guarantee, except as provided in this Indenture, or

          (x) change the optional redemption prices of the Notes from that stated under Section 10.01.

          It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 8.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

          SECTION 8.03.  Revocation and Effect of Consent. Until an amendment or
                         --------------------------------
waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the Note of the consenting Holder, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note or portion of its Note. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last two sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies) and only those persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it is of the type described in any of clauses (i) through (x) of Section 8.02. In case of an amendment or waiver of the type described in clauses (i) through (x) of Section 8.02, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder of a Note that evidences the same indebtedness as the Note of the consenting Holder.

          SECTION 8.04.  Notation on or Exchange of Notes. If an amendment,
                         --------------------------------
supplement or waiver changes the terms of a Note, the Trustee may require the notation on the Note about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Note thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms.

          SECTION 8.05.  Trustee to Sign Amendments, Etc. The Trustee shall be
                         -------------------------------
entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Eight is authorized or permitted by this Indenture. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same does not adversely affect the rights of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 8.06.  Conformity with Trust Indenture Act. Every supplemental
                         -----------------------------------
indenture executed pursuant to this Article Eight shall conform to the requirements of the TIA as then in effect.


                                 ARTICLE NINE
                                 MISCELLANEOUS

          SECTION 9.01.  Trust Indenture Act of 1939. Prior to the effectiveness
                         ---------------------------
of the Registration Statement, this Indenture shall incorporate and be governed by the provisions of the TIA that are required to be part of and to govern indentures qualified under the TIA. After the effectiveness of the Registration Statement, this Indenture shall be subject to the provisions of the TIA that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 9.02.  Notices. Any notice or communication shall be
                         -------
sufficiently given if in writing and delivered in person or mailed by first class mail addressed as follows:

          if to the Company:
          -----------------

               Loudcloud, Inc.
               615 Tasman Drive
               Sunnyvale, CA 94089
          if to the Trustee:
          -----------------

               State Street Bank and Trust Company of California, N.A.
               633 West 5/th/ Street, 12/th/ Floor
               Los Angeles, CA  90071
               Attention: Corporate Trust Administration (Loudcloud, Inc. 13% Senior Discount Notes due 2005)

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Holder shall be mailed to him at his address as it appears on the Security Register by first class mail and shall be sufficiently given to him if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

          Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, and except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 9.02, it is duly given, whether or not the addressee receives it.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 9.03.  Certificate and Opinion as to Conditions Precedent.
                         --------------------------------------------------
Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (ii) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such Counsel, all such conditions precedent have been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

          SECTION 9.04.  Statements Required in Certificate. Each certificate
                         ----------------------------------
with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each person signing such certificate has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

          (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided that with respect to matters of fact, an opinion may rely on an officer's certificate or certificates of public officials.

          SECTION 9.05.  Rules by Trustee, Paying Agent or Registrar. The
                         -------------------------------------------
Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

          SECTION 9.06.  Payment Date Other Than a Business Day. If an Interest
                         --------------------------------------
Payment Date, Redemption Date, Payment Date, Stated Maturity or date of maturity of any Note shall not be a Business Day, then payment of principal of, premium, if any, or interest on such Note, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Payment Date, or Redemption Date or at the Stated Maturity or date of maturity of such Note; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Payment Date, Stated Maturity or date of maturity, as the case may be.

          SECTION 9.07.  Governing Law. The laws of the State of New York shall
                         -------------
govern this Indenture and the Notes. The Trustee, the Company and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture or the Notes.

          SECTION 9.08.  No Adverse Interpretation of Other Agreements. This
                         ---------------------------------------------
Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any

Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 9.09. No Recourse Against Others. No recourse for the payment
                        --------------------------
of the principal of, premium, if any, or interest on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in this Indenture, or in any of the Notes, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator or against any past, present or future partner, stockholder, other equity holder, officer, director, employee or controlling person, as such, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

          SECTION 9.10. Successors.  All agreements of the Company in this
                        ----------
Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 9.11. Duplicate Originals.  The parties may sign any number of
                        -------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          SECTION 9.12. Separability.  In case any provision in this Indenture
                        ------------
or in be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 9.13. Table of Contents, Headings, Etc. The Table of Contents,
                        --------------------------------
Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

                                  ARTICLE TEN
                                  REDEMPTION

          SECTION 10.01. Right of Redemption. The Company may redeem all, but
                         -------------------
not less than all, of the Notes at a Redemption Price equal to the sum of (i) the Accreted Value on the Redemption Date, plus (ii) accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date), plus (iii) the Applicable Premium.

          SECTION 10.02.  Notices to Trustee.  If the Company elects to redeem
                          ------------------
Notes pursuant to Section 10.01, it shall notify the Trustee in writing of the Redemption Date.

          The Company shall give each notice provided for in this Section 10.02 in an Officers' Certificate at least 45 days before the Redemption Date (unless a shorter period shall be satisfactory to the Trustee).

          SECTION 10.03. [Reserved]

          SECTION 10.04. Notice of Redemption. With respect to any redemption of
                         --------------------
Notes pursuant to Section 10.01, at least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first class mail to each Holder whose Notes are to be redeemed.

          The notice shall identify the Notes (including CUSIP, CINS or ISIN numbers) to be redeemed and shall state:

          (i)   the Redemption Date;

          (ii)  the Redemption Price;

          (iii) the name and address of the Paying Agent;

          (iv) that Notes called for redemption must be surrendered to the Paying Agent in order to collect the Redemption Price;

          (v) that, unless the Company defaults in making the redemption payment, interest (or original issue discount) on Notes called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price plus accrued interest to the Redemption Date upon surrender of the Notes to the Paying Agent; and

          (vi) that, if any Note contains a CUSIP, CINS or ISIN number as provided in Section 2.13, no representation is being made as to the correctness of the CUSIP, CINS or ISIN number either as printed on the Notes or as contained in the notice of redemption and that reliance may be placed only on the other identification numbers printed on the Notes.

          At the Company's request (which request may be revoked by the Company at any time prior to the time at which the Trustee shall have given such notice to the Holders), made in writing to the Trustee at least 45 days (or such shorter period as shall be satisfactory to the Trustee) before a Redemption Date, the Trustee shall give the notice of redemption in the name and at the expense of the Company. If, however, the Company gives such notice to the Holders, the Company shall concurrently deliver to the Trustee an Officers' Certificate stating that such notice has been given.

          SECTION 10.05. Effect of Notice of Redemption. Once notice of
                         ------------------------------
redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender of any Notes to the Paying Agent, such Notes shall be paid at the Redemption Price, plus accrued interest, if any, to the Redemption Date.

          Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of Notes held by Holders to whom such notice was properly given.

          SECTION 10.06. Deposit of Redemption Price. On or prior to any
                         ---------------------------
Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, shall segregate and hold in trust as provided in Section 2.05) money sufficient to pay the Redemption Price of and accrued interest on all Notes to be redeemed on that date other than Notes called for redemption on that date that have been delivered by the Company to the Trustee for cancellation.

          SECTION 10.07. Payment of Notes Called for Redemption. If notice of
                         --------------------------------------
redemption has been given in the manner provided above, the Notes shall become due and payable on the Redemption Date at the Redemption Price stated therein, together with accrued interest to such Redemption Date, and on and after such date (unless the Company shall default in the payment of such Notes at the Redemption Price and accrued interest to the Redemption Date, in which case the principal, until paid, shall bear interest from the Redemption Date at the rate prescribed in the Notes), such Notes shall cease to accrue interest. Upon surrender of any Note for redemption in accordance with a notice of redemption, such Note shall be paid and redeemed by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders registered as such at the close of business on the relevant Regular Record Date.

                                  SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                             LOUDCLOUD, INC.


                                             By: /s/ Charles J. Katz, Jr.
                                                --------------------------------
                                                Name: Charles J. Katz, Jr.
                                                Title: Executive Vice President



                                             STATE STREET BANK AND
                                             TRUST COMPANY OF CALIFORNIA, N.A.


                                             By: /s/ Stephen Rivero
                                                --------------------------------
                                                Name:  Stephen Rivero
                                                Title: Warrant Agent

                                                                       EXHIBIT A

                                [FACE OF NOTE]

                                LOUDCLOUD, INC.

                       13% Senior Discount Note Due 2005

                                                       [CUSIP] [CINS] __________


No.                                                                   $_________

          After February 9, 2000, ________________ , _______________ of the
Company at 615 Tasman Drive, Sunnyvale, CA 94089 will promptly make available to the Holders, upon request, the issue price, the amount of original issue discount under Section 1273 of the Internal Revenue Code (for each $1,000 principal amount), the issue price and the yield to maturity.

          LOUDCLOUD, INC., a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to ________, or its registered assigns, the principal sum of ______________ ($______) on February 15, 2005.

          Interest Payment Dates: February 15 and August 15, commencing August 15, 2003.

          Regular Record Dates:  February 1 and August 1.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                         LOUDCLOUD, INC.


                                         By:____________________________________
                                              Name:  Benjamin A. Horowitz
                                              Title: Chief Executive Officer and
                                                   President

                                         By:____________________________________
                                            Name:  Charles J. Katz, Jr.
                                            Title: Executive Vice President


                   (Trustee's Certificate of Authentication)

          This is one of the 13% Senior Discount Notes due 2005 described in the within-mentioned Indenture.

Date:                                    STATE STREET BANK AND TRUST
                                         COMPANY OF CALIFORNIA, N.A.,
                                         as Trustee


                                         By:____________________________________
                                            Authorized Signatory

                            [REVERSE SIDE OF NOTE]

                                LOUDCLOUD, INC.

                       13% Senior Discount Note due 2005


1.  Principal and Interest.
    ----------------------

          The Company will pay the principal of this Note on February 15, 2005.

          The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

          Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the February 1 or August 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing August 15, 2003; provided that no interest shall accrue on the principal amount of this Note prior to February 15, 2003 and no interest shall be paid on this Note prior to August 15, 2003, except as provided in the next two paragraphs.

          Unless such requirement is waived by Morgan Stanley & Co. Incorporated, if an offering memorandum is not prepared in final form by the Company, on or before February 15, 2001 in accordance with the terms of the Unit Purchase Agreement by and between the Company and Morgan Stanley & Co. Incorporated, dated February 6, 2000, interest (in addition to the accrual of original issue discount during the period ending February 15, 2003 and in addition to the interest otherwise due on the Notes after such date) will accrue at an annual rate of 0.5% of Accreted Value on the preceding Semiannual Accrual Date of the Notes and will accrue at an additional annual rate of 0.25% each quarter thereafter payable in cash semiannually, in arrears, on each February 15 and August 15, commencing August 15, 2001 until the offering memorandum is available or the exchange offer is consummated or the shelf registration statement is declared effective in accordance with the Notes Registration Rights Agreement. This is in addition to any other right that the holders of the Notes may have.

          If an exchange offer registered under the Securities Act is not consummated and a shelf registration statement under the Securities Act with respect to resales of the Notes is not declared effective by the Commission, on or before February 9, 2002 in accordance with the terms of the Notes Registration Rights Agreement interest (in addition to the accrual of original issue discount during the period ending February 15, 2003 and in addition to the interest otherwise due on the Notes after such date) will accrue, at an annual rate of .5% of Accreted Value on the preceding Semiannual Accrual Date on the Notes from February 9, 2002, payable in cash semiannually, in arrears, on each February 15 and August 15, commencing August 15, 2002, until the exchange offer is consummated or the shelf registration statement is declared effective. The Holder of this Note is entitled to the benefits of such Notes Registration Rights Agreement.

          From and after February 15, 2003, interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 15, 2003; provided that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum that is 2% in excess of the rate otherwise payable.

2.  Method of Payment.
    -----------------

          The Company will pay interest (except defaulted interest) on the principal amount of the Notes as provided above on each February 15 and August 15 to the persons who are Holders (as reflected in the Security Register at the close of business on such February 1 and August 1 immediately preceding the Interest Payment Date), in each case, even if the Note is canceled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to a Paying Agent on or after February 15, 2005.

          The Company will pay principal, premium, if any, and as provided above, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by its check payable in such money. It may mail an interest check to a Holder's registered address (as reflected in the Security Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.  Paying Agent and Registrar.
    --------------------------

          Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.  Indenture; Limitations.
    ----------------------

          The Company issued the Notes under an Indenture dated as of February 9, 2000 (the "Indenture"), between the Company and State Street Bank and Trust Company of California, N.A. (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

          The Notes are general obligations of the Company.

5.  Repurchase upon Change in Control.
    ---------------------------------

          Upon the occurrence of any Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the Accreted Value thereof plus accrued interest, if any, to the date of purchase (the "Change of Control Payment").

          A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at his last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be sold to the Company in part. On and after the Change of Control Payment Date, interest ceases to accrue and the original issue discount ceases to accrete on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.

6.  Denominations; Transfer; Exchange.
    ---------------------------------

          The Notes are in registered form without coupons in denominations of $1,000 of principal amount at maturity and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

7.  Persons Deemed Owners.
    ---------------------

          A Holder shall be treated as the owner of a Note for all purposes.

8.  Unclaimed Money.
    ---------------

          If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

9.  Discharge Prior to Maturity.
    ---------------------------

          If the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes (a) to maturity, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.

10.  Amendment; Supplement; Waiver.
     -----------------------------

          Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

11.  Restrictive Covenants.
     ---------------------

          The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to Incur additional Indebtedness, make Restricted Payments, use the proceeds from Asset Sales, engage in transactions with Affiliates or merge, consolidate or transfer substantially all of its assets. Within 45 days after the end of each fiscal quarter (90 days after the end of the last fiscal quarter of each year), the Company must report to the Trustee on compliance with such limitations.

12.  Successor Persons.
     -----------------

          When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

13.  Defaults and Remedies.
     ---------------------

                  The following events constitute "Events of Default" under the
Indenture:

                  (a) default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;

                  (b) default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days;

                  (c) default in the performance, or breach of the provisions of Article Four or the failure to make or consummate an Offer to Purchase in accordance with Section 3.10 or Section 3.11;

                  (d) default in the performance of or breach of any other covenant or agreement of the Company in the Indenture or under the Notes (other than a default specified in clause (a), (b) or (c) above) and such default or breach continues for a period of 30 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount at maturity of the Notes;

                  (e) there occurs with respect to any issue or issues of Indebtedness of the Company, any Subsidiary Guarantor or any Significant Subsidiary having an outstanding principal amount of $5 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (I) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 60 days of such acceleration and/or (II) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 60 days of such payment default;

                  (f) any final judgment or order (not covered by insurance) for the payment of money in excess of $5 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company, and Subsidiary Guarantor or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $5 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                  (g) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company, and Subsidiary Guarantor or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company, and Subsidiary Guarantor or any Significant Subsidiary or for all or substantially all of the property and assets of the Company, and Subsidiary Guarantor or any Significant Subsidiary or (C) the winding up or liquidation of the affairs of the Company, and Subsidiary Guarantor or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (h) the Company, and Subsidiary Guarantor or any Significant Subsidiary (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company, and Subsidiary Guarantor or any Significant Subsidiary or for all or substantially all of the property and assets of the Company, and Subsidiary Guarantor or any Significant Subsidiary or (C) effects any general assignment for the benefit of creditors.

                  If an Event of Default (other than an Event of Default specified in clauses (g) or (h) of Section 5.01 of the Indenture that occurs with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

14.  Trustee Dealings with Company.
     -----------------------------

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

15.  No Recourse Against Others.
     --------------------------

                  No incorporator or any past, present or future partner, stockholder, other equity holder, officer, director, employee or controlling person as such, of the Company or of any successor Person shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16.  Authentication.
     --------------

                  This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

17.  Abbreviations.
     -------------

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Loudcloud, Inc., 615 Tasman Drive, Sunnyvale, CA 94089, Attention: Chief Financial Officer.

18.  Redemption.
     ----------

                  The Company may redeem all, but not less than all, of the Notes at a Redemption Price equal to the sum of (i) the Accreted Value on the Redemption Date, plus (ii) accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date), plus (iii) the Applicable Premium.

                  Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at his last address as it appears in the Security Register. On and after the Redemption Date, interest ceases to accrue and the original issue discount ceases to accrete on Notes or portions of Notes called for redemption, unless the Company defaults in the payment of the Redemption Price.

                           [FORM OF TRANSFER NOTICE]


                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------

__________________________________________________________________
Please print or typewrite name and address including zip code of assignee

__________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
                    ON ALL NOTES OTHER THAN EXCHANGE NOTES,
                           OFFSHORE GLOBAL NOTES AND
                           OFFSHORE PHYSICAL NOTES]

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the shelf registration statement with respect to resales of the Notes is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------
[_] (a) this Note is being transferred after the Rule 144A Availability Date in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or
                                      --

[_] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:__________            _____________________________________________________
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_______________          ________________________________________________
                                 NOTICE:  To be executed by an executive officer

                           Signature Guarantee:  ______________________________

                      OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Note purchased by the Company pursuant to Section 3.10 or Section 3.11 of the Indenture, check the Box: [_]

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 3.10 or Section 3.11 of the Indenture, state the amount (in principal amount at maturity): $___________________.

Date:__________

Your Signature:________________________________________________________________
              (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:______________________________

                                                                       EXHIBIT B

                              Form of Certificate
                              -------------------

                                                                 __________,___
State Street Bank and
  Trust Company of California, N.A.
633 West 5/th/ Street, 12/th/ Floor
Los Angeles, CA  90071
Attention: Corporate Trust Administration (Loudcloud, Inc. 13% Senior Discount Notes due 2005)

Loudcloud, Inc.
615 Tasman Drive
Sunnyvale, CA  94089
Attention:  Chief Financial Officer

                     Re:   Loudcloud, Inc. (the "Company")
                           13% Senior Discount Notes
                           due 2005 (the "Notes")
                           -------------------------------------

Dear Sirs:

                This letter relates to U.S. $_____ principal amount at maturity of Notes represented by a Note (the "Legended Note") which bears a legend outlining restrictions upon transfer of such Legended Note. Pursuant to Section
2.01 of the Indenture (the "Indenture") dated as of February 9, 2000 relating to the Notes, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount at maturity of Notes, all in the manner provided for in the Indenture.

                You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                       Very truly yours,

                                                       [Name of Holder]


                                                       By:_____________________
                                                          Authorized Signature

                                                                       EXHIBIT C

                           Form of Certificate to Be
                         Delivered in Connection with
                Transfers to Institutional Accredited Investors
                -----------------------------------------------

                                                  ________,___

State Street Bank and
  Trust Company of California, N.A.
633 West 5/th/ Street, 12/th/ Floor
Los Angeles, CA  90071
Attention: Corporate Trust Administration (Loudcloud, Inc. 13% Senior Discount Notes due 2005)

Loudcloud, Inc.
615 Tasman Drive
Sunnyvale, CA  94089
Attention: Chief Financial Officer

                   Re:     Loudcloud, Inc. (the "Company")
                           13% Senior Discount Notes due 2005 (the "Notes")
                           ------------------------------------------------

Dear Sirs:

               In connection with our proposed purchase of $_____ aggregate principal amount at maturity of the Notes, we confirm that:

               1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of February 9, 2000, relating to the Notes (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

               2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (A) to the Company or any subsidiary thereof, (B) following the Rule 144A Availability Date (as defined in the Indenture), in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter,

(D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

               3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

               4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

               5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

               You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                      Very truly yours,

                                                      [Name of Transferee]

                                                      By:_____________________
                                                         Authorized Signature

                                                                       EXHIBIT D

                       Form of Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                          ----------------------------

                                 ________,___



State Street Bank and
  Trust Company of California, N.A.
633 West 5/th/ Street, 12/th/ Floor
Los Angeles, CA  90071
Attention: Corporate Trust Administration (Loudcloud, Inc. 13% Senior Discount Notes due 2005)

Loudcloud, Inc.
615 Tasman Drive
Sunnyvale, CA 94089
Attention:  Chief Financial Officer

                   Re:  Loudcloud, Inc. (the "Company")
                        13% Senior Discount Notes due 2005 (the "Notes")
                        -----------------------------------------------

Dear Sirs:

                  In connection with our proposed sale of U.S.$ aggregate principal amount at maturity of the Notes, we confirm that, following (i) the Rule 144A Availability Date and (ii) the Separation Date (as such terms are defined in the Indenture relating to the Notes), such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

                  (1) the offer of the Notes was not made to a person in the United States;

                  (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

                  (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                                  Very truly yours,

                                                  [Name of Transferor]


                                                  By:________________________
                                                     Authorized Signature